SCHEDULE 14A
                           (RULE 14a-101)

                 INFORMATION REQUIRED IN PROXY STATEMENT
                       SCHEDULE 14A INFORMATION

       Proxy Statement Pursuant to Section 14(a) of the Securities
                        Exchange Act of 1934

                          MERGER AGREEMENT

                          January 21, 2002


Filed by the Registrant    y

Filed by a Party other than the Registrant    o

Check the appropriate box:

Y    Preliminary Proxy Statement
O    Confidential, for use of the Commission only (as permitted by Rule 14a-
     6(e)(2))
O    Definitive Proxy Statement
O    Definitive Additional Materials
O    Soliciting Material under Rule 14a-12



                         Ocean Express Lines, Inc.
               -----------------------------------------------------
               (Name of the Registrant as specified in its charter)

               ------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

O    Fee paid previously with preliminary materials.
O    Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1)  Amount Previously Paid:

        --------------------------------------------------------------------
   (2)  Form, Schedule or Registration Statement No.:

        --------------------------------------------------------------------
   (3)  Filing Party:

        --------------------------------------------------------------------
   (4)  Date Filed:

        --------------------------------------------------------------------

January 21, 2002

To Our Stockholders:

        You are cordially invited to attend a Special Meeting of Stockholders of Ocean Express Lines, Inc. ("Ocean Express") to be held at 2400 Chase Square, Rochester, New York 14604, on Monday, February 3, 2003, at 8:00 a.m. Eastern Standard Time, to consider and vote upon a change of the issued and outstanding shares of the common stock, $.0001 par value, of Ocean Express ("Common Stock"), in which each issued and outstanding share of Common Stock would be changed into one-tenth of a share of Common Stock, and to consider the acquisition by Ocean Express of Media Fusion, Inc. ("Media Fusion"), to be effected by the merger of Media Fusion with and into Ocean Express, with Ocean Express being the surviving entity and changing its name to "Power Measurement & Communications, Inc."

        After careful consideration, your board of directors has determined that (a) the change to the outstanding shares of Common Stock and (b) the terms and conditions of the Merger and the Agreement and Plan of Merger, dated as of December 23, 2002 (the "Merger Agreement"), by and among Ocean Express, Media Fusion and a shareholder of each company, is each advisable, fair to, and in the best interests of, Ocean Express and its stockholders, and unanimously recommends that you vote "FOR" the proposed change in the issued and outstanding shares of Common Stock, the adoption of the Merger Agreement and the consummation of the Merger.

        Please read the Proxy Statement and other materials concerning Ocean Express, the proposed change in the outstanding Common Stock of Ocean Express and the Merger, which are mailed with this notice, for a more complete description of the matters to be acted upon at the Special Meeting.

        Your vote is very important. Whether or not you plan to attend the meeting, please complete, date, sign and promptly return the enclosed proxy in the enclosed postage prepaid envelope prior to the meeting so that your shares will be represented at the meeting. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

        We hope to see you at the meeting.


Sincerely,

/s/ Geoff Williams


Chief Executive Officer and President


        This Proxy Statement is first being mailed to Ocean Express stockholders on or about January 21, 2003.


NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Our Stockholders:

        Notice is hereby given that a Special Meeting of Stockholders of Ocean Express Lines, Inc. will be held at 2400 Chase Square, Rochester, New York, on February 3, 2003, at 8:00 a.m. Eastern Standard Time.

        At the meeting, you will be asked to consider and vote upon the following matters:

1. A proposal to approve a change in the number of issued and outstanding shares of our common stock, $.0001 par value ("Common Stock"), by changing each outstanding share of our Common Stock into one-tenth of a share of our Common Stock, without a corresponding decrease in the number of authorized shares of Common Stock.

2. A proposal to approve our acquisition of Media Fusion, Inc. ("Media Fusion ")to be effected by the merger of Media Fusion with and into our company, and to approve and adopt the Merger Agreement between us and Media Fusion dated December 23, 2002, and the Plan of Merger contained therein, including the change of our name to "Power Measurement & Communications, Inc."

These items of business are more fully described in the Proxy Statement accompanying this notice.

            Our board of directors has chosen January 7, 2003 as the date used to determine the stockholders who will be eligible to vote at the Special Meeting and at any adjournment thereof. If you owned shares of our Common Stock as of that date, you are invited to attend the Special Meeting and to vote on the proposals described above.

            After careful consideration, our board of directors has determined that (a) the change of each issued and outstanding share of Common Stock into one-tenth of a share of Common Stock and (b) the terms and conditions of the Merger and the Merger Agreement are each advisable, fair to, and in the best interests of Ocean Express and its stockholders, and unanimously recommends that you vote "FOR" such change in the issued and outstanding shares of our Common Stock, the adoption of the Merger Agreement and the consummation of the Merger.

            You are cordially invited to attend the meeting in person. Your vote is very important. Whether or not you plan to attend the meeting, please complete, date, sign and promptly return the enclosed proxy card in the enclosed postage prepaid envelope prior to the meeting so that your shares will be represented at the meeting. Returning the proxy card does not deprive you of your right to attend the meeting and to vote your shares in person.

By Order of the Board of
Directors

/s/   Geoff Williams

Chief Executive Officer and
President

Salt Lake City, Utah
January 21, 2003

                              TABLE OF CONTENTS

                                                                   Page

Summary                                                              5

Questions and Answers about the Proposals                            9

Other Transactions                                                  11

Cautionary Statement Regarding Forward-Looking Statement            12

The Ocean Express Special Meeting                                   12

Proposal 1                                                          16

Proposal 2                                                          17

The Merger Agreement                                                28

Representations and Warranties of Ocean Express and
H. Deworth Williams                                                 31

Representations and warranties of Media Fusion                      32

Appraisal Rights of Our Stockholders                                35

Security Ownership of Principal Stockholders, Directors and
Executive Officers of Ocean Express                                 37


SIGNATURES                                                          39

ANNEX INDEX                                                         40

Annex 1  Proxy

Annex 2  Merger Agreement

Annex 3  Registration Rights Plan

Annex 4  Media Fusion, Inc. Financials

Annex 5  Pro Forma Financials

Annex 6  Nevada Revised Statute


SUMMARY

    This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. You should read carefully this entire document, including all of the documents attached as annexes, for a more complete understanding of the transaction. In particular, we encourage you to review the merger agreement attached as Annex A, as this is the primary legal document that governs the merger transaction.

A.    Change in Common Stock

    We are currently authorized to issue 50,000,000 shares of our common stock, par value $.0001 per share. 20,000,000 shares of our common stock are currently outstanding. There are no options, warrants or other rights to acquire shares of our common stock outstanding. Our board of directors has approved the change of each issued and outstanding share of our common stock into one-tenth of a share of common stock. If that change is approved by our stockholders, then each stockholder will be entitled to receive one-tenth of a share of common stock, as so changed, in exchange for each share of our common stock currently held by such stockholder. Any stockholder who holds a number of shares that is not divisible by ten will receive a number of shares of common stock rounded up to the next whole number. The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve such change. Our officers and directors own more than a majority of the outstanding shares of our common stock, and intend to vote their shares in favor of such change. H. Deworth Williams, who is the beneficial owner of 68.8% of the outstanding shares of our common stock, has caused proxies to be executed appointing Melissa A. Mahler and Robert F. Mechur as proxies to vote such shares of our common stock in favor of the proposed change in our common stock at the special meeting. Mr. Williams has stated in writing that such proxy is not intended to be revoked.

B.    The Proposed Merger

    1.    Media Fusion

    We are proposing to merge with Media Fusion, Inc. In that merger, Media Fusion will be merged into us, we will be the surviving entity and our name will be changed to "Power Measurement & Communications, Inc."

    We currently have no assets or business. Media Fusion is engaged in researching and developing its proprietary electro-resistive magnetic resonance conversion technology, which, when developed, will use existing electrical power grids to make voice, video, and data signals available to anyone with an electrical outlet. A more detailed discussion of the technology and our development plans can be found under "The Business of Media Fusion", page 19.




 Our address and the address of Media Fusion are as follows:

                Ocean Express Lines, Inc.
                54 West South, Suite 220
                Salt Lake City, Utah 84101
                Tel:  801.322.3401

                Media Fusion, Inc.
                201 East Polk
                Richardson, Texas 75801
                Tel: 702. 245.2145


    2.    Summary of the Transaction

       a.    The Merger and the Merger Agreement (see page 26)

    We , H. DeWorth Williams, who is our principal stockholder, Media
Fusion and William "Luke" Stewart, who is the principal stockholder of Media Fusion, have entered into a merger agreement dated December 23, 2002 that provides for the acquisition by us of Media Fusion. That acquisition will be effected by the merger of Media Fusion with and into us. We will be the surviving company. As a result of the merger, Media Fusion will cease to be an independent corporation. The merger will be completed when all of the conditions to completion of the merger are satisfied or waived, including approval of the merger and adoption of the merger agreement by our stockholders and the stockholders of Media Fusion. However, the merger agreement may be terminated, and the merger not completed, under certain circumstances that are described in this proxy statement and in the merger agreement.

    Upon completion of the merger, each outstanding share of Media Fusion common stock, other than shares held by stockholders exercising appraisal rights, will be converted into the right to receive 88 shares of our common stock. Options held by certain persons entitling them to purchase shares of Media Fusion common stock will convert into options to purchase shares of our common stock, at the rate of 88 shares of our common stock for each share of common stock of Media Fusion that they are now entitled to purchase.

    Pursuant to the merger agreement, we will change our name to Power Measurement & Communications, Inc., and there will be a change in our officers and directors. See "Change of Name", page 27 and "Change of Officers and Directors", page 27.

The merger agreement is attached to this proxy statement as Annex A. We urge you to read it carefully.

       b.    Conditions to Closing the Merger

    Our obligation to consummate the merger depends upon the satisfaction or waiver of a number of conditions, including the following:

    * We must have taken all necessary corporate action to authorize the merger agreement and the transactions contemplated thereby.

    * The representations and warranties of Media Fusion contained in the merger agreement must have been true and correct when made and as of the closing date of the merger.

    * Media Fusion shall have performed and complied with its agreements and conditions required by the merger agreement.

    * Media Fusion shall have taken all necessary action to approve the merger, the merger agreement and the transactions contemplated thereby.

    * There shall have been no material adverse change in the financial condition, results of operations, business or assets of Media Fusion.

    * No action shall have been instituted to restrain or prohibit the consummation of the transactions contemplated by the merger agreement which could reasonably be expected to have a material adverse effect on Media Fusion.

    * $250,000 shall have been deposited in the escrow account of Boylan, Brown, Code, Vidgor & Wilson, LLP to satisfy the Media Fusion's obligation to pay $250,000 to BlueMark Asset Management, Inc. for services provided to Media Fusion in connection with certain of the transactions contemplated by the merger agreement.

    * Media Fusion shall have received and accepted subscriptions for a minimum aggregate investment of $2,000,000 under the terms of its private placement memorandum dated January 9, 2003.

    * Not more than 10% of our stockholders shall have elected their dissenters' and appraisal rights.

    * Certain of our stockholders shall have completed the sale of a controlling interest in our company.

    *   We must have received certain consents and approvals.

    If any party waives any conditions, our board of directors will consider the facts and circumstances at that time and make a determination as to whether a resolicitation of proxies from our stockholders is necessary or appropriate.

    The obligation of Media Fusion to consummate the merger depends upon the satisfaction or waiver of a number of conditions, including the following:

    * Media Fusion must have taken all corporate action to authorize the merger and merger agreement.

    * Our representations and warranties contained in the merger agreement must have been true and correct when made and as of the closing date of the merger.

    * We shall have performed and complied with all agreements and conditions required to be performed or complied with by us prior to or on the date of the closing of the merger.

    * We and Media Fusion shall have received any required consents with respect to transactions contemplated by the merger agreement.

    * No action shall have been instituted to restrain or prohibit the consummation of the transactions contemplated by the merger agreement which could reasonably be expected to have a material adverse effect on us.

    * There shall have been no material adverse change in our financial condition, results of operations, business or assets.

    * Media Fusion shall have received and accepted subscriptions for a minimum aggregate investment of $2,000,000 under the terms of its private placement memorandum dated January 9, 2003.

       c.    Termination of the Merger Agreement (see page 32)

    The merger agreement may be terminated at any time prior to closing the merger, whether before or after the vote of our stockholders at the special meeting:

    * by any party if the conditions to the closing contained in the merger agreement have not been satisfied or waived in writing on or before January 31, 2003

    * by mutual agreement of the parties at any time prior to the closing of the merger

    * by our board of directors at any time prior to the closing of the merger, if there has been a material breach or default by Media Fusion of its obligations contained in the merger agreement

    * by the board of directors of Media Fusion at any time prior to the closing of the merger, if we have committed a material breach or default of our obligations contained in the merger agreement

       d.    Approval of Merger and Merger Agreement

    Our board of directors has approved the merger agreement and the consummation of the proposed merger. The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve the merger agreement and the consummation of the proposed merger.
Our officers, directors and principal stockholders own more than a majority of the outstanding shares of our common stock and intend to vote their shares in favor of the merger agreement and the consummation of the proposed merger.
H. Deworth Williams who is the beneficial owner of 68.8% of the outstanding shares of our common stock, has caused proxies to be executed appointing Ms. Mahler and Mr. Mechur as proxies to vote such shares of our common stock in favor of the adoption of the proposed merger agreement and the consummation of the proposed merger at the special meeting. Mr. Williams has stated in writing that that proxy is not intended to be revoked.


       e.    Appraisal Rights of Our Stockholders (see page 32 and Annex D)

     Under Nevada law, our stockholders who do not agree to the merger may seek judicial appraisal of the fair value of their shares. This value could be more or less than the value of the shares of our common stock to be issued in the merger. This right of appraisal is subject to a number of restrictions and technical requirements. Generally, in order to exercise appraisal rights, among other things: you must give us written notice to us of your intent to demand payment for your shares of our common stock if the proposed merger is consummated; you must not vote in favor of the proposal to approve and adopt the merger agreement and to approve the consummation of the merger; and you must hold your shares of record continuously from the time of making a written demand for appraisal until the merger occurs.

    Merely voting against the merger agreement and the consummation of the merger will not preserve your right of appraisal under Nevada law. Also, if you submit a proxy that is not marked "AGAINST" or "ABSTAIN", your proxy will be voted for the merger proposal and will result in the waiver of your appraisal rights. If you hold shares in the name of a broker or other nominee, you must instruct your nominee to take the steps necessary to enable you to assert appraisal rights. If you or your nominee fails to follow all of the steps required by the statute, you will lose your right of appraisal. For more information, please see the section entitled "Appraisal Rights of Our Stockholders", page 32, as well as Sections 92A.300 - 92A.500, inclusive, of the Nevada Revised Statutes, which together set forth the appraisal rights and procedures relating to the exercise of those rights. The pertinent sections of Nevada law are attached as Annex 8 to this proxy statement.

    The merger agreement provides that if more than 10% of our stockholders, or if more than 10% of the stockholders of Media Fusion, elect to exercise their dissenters' and appraisal rights, then we may elect not to consummate the merger.


             QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

    The following questions and answers are provided for your convenience and briefly address some commonly asked questions about the proposed change in our common stock, the proposed merger and the special meeting of our stockholders. You should still carefully read this entire proxy statement, including each of the annexes.

Q:    What am I being asked to vote on?

    A:    You are being asked to approve two separate matters.  The first is the change of each issued and outstanding share of our common stock into one-tenth of a share of our common stock. The second is our proposed acquisition of Media Fusion to be effected by means of the merger of Media Fusion with and into us. In the merger, we will be the surviving corporation, and our name will be changed to Power Measurement & Communications, Inc. The merger will be effected pursuant to the merger agreement.

Q:    What will I receive as a result of the change in the outstanding shares of Ocean Express common stock?

    A:    Each holder of shares of our common stock will receive one share of our common stock, as so changed, in exchange for each ten shares of our common stock such stockholder now owns. Each holder of a number of shares of our common stock not divisible by ten will receive a number of shares of our common stock rounded up to the next whole number.

Q:    Does the board of directors of Ocean Express recommend voting in favor of the change in the outstanding shares of our common stock?

    A:    Yes. After careful consideration, our board of directors has determined that the availability of additional shares for such matters as issuance of shares in future financing transactions; issuance of shares of stock and stock options to employees, consultants and others who render services to us; and issuance of shares in the proposed merger with Media Fusion and possible future mergers and acquisitions is important to, and in the best interest of, our company and our stockholders and therefore unanimously recommends that our stockholders vote in favor of such change. Please also see the section entitled "Decrease in Issued and Outstanding Common Stock", page 18.

Q:    What are the potential disadvantages to Ocean Express stockholders of the change in our common stock?

    A:    There are no potential disadvantages to our stockholders.  The percentage of the outstanding shares of our common stock owned by each stockholder will not be affected the change in our common stock.

Q:      What vote is required to approve the change in our outstanding common stock?

    A:    Nevada law requires that our board of directors and the holders of a majority of the outstanding shares of our common stock approve the proposed change in our outstanding common stock. Our board of directors has already approved the change. Our officers and directors own an aggregate number of shares which comprise 80.2% of the outstanding shares of our common stock, and intend to vote their shares in favor of the change. The number of shares owned by them is set forth in the table on page 35.

Q:    What will be the result of the proposed merger?

    A:    The proposed merger will result in Media Fusion being merged into our corporation. The legal existence of Media Fusion will cease to exist. We will succeed to the assets, liabilities and business of Media Fusion.

Q:    What will I receive in the merger?

    A:    The merger will not result in the issuance of additional
shares of our common stock or other property to our stockholders. However, one result of the merger will be to reduce the percentage ownership of each stockholder in our company, as is more fully described in this proxy statement.

Q:    Does the board of directors of Ocean Express recommend voting in favor of the proposed merger?

    A:    Yes. After careful consideration, our board of directors has determined that the terms and conditions of the proposed merger are advisable, fair to, and in the best interests of, our company and our stockholders, and unanimously recommends that our stockholders vote in favor of the merger agreement and the consummation of the proposed merger. Please also see the section entitled "Background of the Merger" on page 23 and the section entitled "Recommendation of our Board of Directors" on page 24.

Q:    When do you expect the merger transaction to be completed?

    A:    We are working to complete the merger transaction as quickly as possible. We hope to complete the transaction immediately after the special meeting of our shareholders.


Q:      What vote is required to approve the merger?

    A:    Nevada law requires that our board of directors and the holders of a majority of the outstanding shares of our common stock approve the merger agreement, the plan of merger contained therein and consummation of the merger transaction. Our board of directors has already approved such matters. Our officers and directors own an aggregate number of shares which comprise 80.2% of the outstanding shares of our common stock, and intend to vote their shares in favor of the merger agreement, the plan of merger contained therein and the consummation of the proposed merger transaction. The number of shares owned by them is set forth in the table on page 35. Media Fusion will also be required to obtain the approval of its board of directors and stockholders. The boards of directors and stockholders of Media Fusion have already approved such matters.

Q:    How do I vote my shares?

    A. You may appoint representatives to vote for you. The enclosed proxy card enables you to appoint Melissa A. Mahler and Robert F. Mechur as your representatives at the special meeting. By completing and returning the proxy card, you are authorizing Ms. Mahler or Mr. Mechur to vote your shares at the special meeting as you have instructed them on the proxy card, whether or not you attend the special meeting. If you do not include instructions on how to vote your properly signed proxy, your shares will be voted "FOR" the change in our outstanding common stock and "FOR" the merger and adoption of the merger agreement. Even if you plan to attend the special meeting, we encourage you to complete and return your proxy card in advance of the special meeting, just in case your plans change.

    You may vote in person. If you have appointed a proxy to vote your shares for you, in order to vote in person you will have to revoke your proxy, in writing, before the special meeting. The procedure for doing so is described in this proxy statement. We will pass out written ballots to anyone who is entitled to and wants to vote at the special meeting. However, if your shares are not held in your name, you must request a proxy from the registered holder. Typically, shares purchased through a stockbroker are held in the name of an entity designated by the brokerage firm, which is referred to as a "street name" holder. Any shares held in "street name" cannot be voted without a proxy from your broker.

Q:    What if I do not vote?

    A. If you do not submit a proxy card or vote in person at the special meeting, or if you abstain from voting, it will have the effect of a vote against the proposals to change the shares of our common stock and to effect the proposed merger.

Q:    What do I do if I want to change my vote?

    A:    If you want to change your vote, send our corporate secretary a signed proxy card bearing a date after the date of your original proxy before the special meeting. You may also revoke your proxy so that you may vote in person by sending or delivering written notice to the corporate secretary or to Alan S. Lockwood, who is the inspector of election we have appointed to count the votes of stockholders and determine the validity of proxies and ballots, before the special meeting. Notices should be sent or delivered to the following address: c/o Ocean Express Lines, Inc., 54 West South, Suite 220, Salt Lake City, Utah 84101.

Q:    If my shares are held in "street name" by my broker, will my broker vote my shares for me?

    A:    No. Your broker will vote your shares only if you provide
instructions on how to vote by following the directions provided to you by your broker regarding how to instruct your broker to vote your shares.

Q:    Am I entitled to dissenters' or appraisal rights?

    A:    Under Section 92A.380 of the Nevada Revised Statutes, holders of shares of our common stock are entitled to appraisal rights in connection with the proposed merger, but not in connection with the proposed change in our issued and outstanding common stock. Please see the section entitled "Appraisal Rights of Our Stockholders" on page 32 and Annex 8 for the procedures to be followed in asserting appraisal rights.

Q:    Whom should I call with questions?

    A:   If you have any questions, please call Geoff Williams, Chief
Executive Officer and President of Ocean Express at (801) 322-3401.

                           OTHER TRANSACTIONS

    On January 9 , 2003, Media Fusion issued a Private Placement Memorandum, pursuant to which it made a private offering to sell not less than 9091 nor more than 22,728 shares of its common stock at a purchase price of $220.00 per share. Under the merger agreement, the receipt of subscriptions for and the closing of the purchase of a minimum number of 9091 shares, having an aggregate purchase price of $2,000,020, is a condition to the consummation of the merger. Each share of Media Fusion common stock sold in the private offering will be converted in the proposed merger into 88 shares of our common stock.

    Prior to the consummation of the proposed merger, the following owners of shares of our common stock, each of whom owns the number of shares set forth next to his or its name below and who together own over 95% of the issued and outstanding shares of our common stock, propose to sell substantially all of their shares to unrelated third parties, none of whom will own of record or beneficially more than 5% of the issued and outstanding shares of our common stock after the consummation of the proposed merger:

    Geoff Williams                    2,254,000
    Dave Williams                       591,658
    J. Rockwell Smith                    51,855
    James Ruzicka                     1,035,000
    Lenny Neilson                       732,250
    Williams H. Deworth                   3,172
    Williams Investment Company      13,749,824
    Ed Cowle                             13,654

        CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

    This proxy statement contains certain forward-looking statements and information relating to our company and Media Fusion that are subject to safe harbors created under the United States federal securities laws. These forward-looking statements include, among other things, statements concerning whether and when the proposed transaction will close, whether conditions to the proposed transaction will be satisfied, the effect of the proposed transaction on our business and operating results as successor to the business of Media Fusion, and other statements qualified by words such as "anticipate," "believe," "intend," "may," and other words of similar import. These statements are based on our current expectations and are subject to numerous risks and uncertainties, including, among others:

    * the requirement that our stockholders approve the merger agreement and proposed merger;

    * receipt of necessary approvals under applicable laws and relevant regulatory authorities;

    * failure by one or more parties to satisfy other conditions to the merger;

    * failure of the amount of capital raised by Media Fusion in its proposed private offering of shares of its common stock to be adequate to meet our ongoing needs as we continue our research and development and implement our business strategy; and

    * the possibility that we will be unable to raise additional capital on satisfactory terms, if at all.

    Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein.

    The statements made in this proxy statement represent our views as of the date hereof, and it should not be assumed that the statements made herein remain accurate as of any future date. We undertake no duty to any person to update the statements in this proxy statement under any circumstances, except as otherwise required by law.



                  THE OCEAN EXPRESS SPECIAL MEETING

              Date:        February 3, 2003

              Time:        8:00 a.m., Eastern Standard Time

              Location:    2400 Chase Square
                           Rochester, New York 14604


Purpose of the special meeting

    At the special meeting, you will be asked to consider and vote upon the following items:

    * A proposal to approve a change in the number of issued and outstanding shares of our common stock so as to change each outstanding share of our common stock into one-tenth of a share of our common stock, without a corresponding decrease in the number of authorized shares of our common stock; and

    * A proposal to approve the acquisition by us of Media Fusion, to be effected by the merger of Media Fusion with and into us, in which we will be the surviving corporation and our name will be changed to Power Measurement & Communications, Inc., to approve and adopt the merger agreement and the plan of merger contained therein and to approve the consummation of the proposed merger.

    No other business will be transacted at the special meeting because our bylaws provide that no business may be transacted at a special meeting of stockholders unless it is specified in the notice of the special meeting.

Record Date and Outstanding Shares

    Only our stockholders of record as of January 7, 2003, the record date for the special meeting, are entitled to notice of and to vote at the meeting. You will be entitled to exercise one vote for each share of our common stock that you owned as of the record date.

    As of the record date, there were 20,000,000 shares of Ocean Express common stock outstanding and entitled to vote, held of record by approximately 107 stockholders. In addition, there are persons who are beneficial owners of shares of our common stock, but who are not holders of record. As of the record date, our directors, executive officers and other affiliated stockholders as a group beneficially owned 16,030,649 shares of our common stock. The shares owned by our directors, executive officers and other affiliated stockholders constituted approximately 80.2% of all of the outstanding shares of our common stock as of the record date. See the table on page 35.

Quorum Requirement

    In order to conduct business at the special meeting, a quorum must be present. The presence, in person or by proxy, of the holders of at least a majority of the outstanding shares of our common stock constitutes a quorum. If you submit a properly executed proxy card, even if you abstain from voting, you will be considered part of the quorum. Broker non-votes will also count as present at the special meeting for establishing a quorum. A broker non-vote occurs with respect to any proposal when a broker has been given general authority to vote a stockholder's shares of our common stock but is not permitted to vote on that proposal without instruction from the beneficial owner of the shares and no instruction is given. If a quorum is not present at the special meeting, the special meeting will be adjourned or postponed to solicit additional proxies.

    We do not expect our accountants to be present or available for comments at the special meeting.

Votes necessary to approve the proposals

    Proposal No. 1 - Approval of the change to the issued and outstanding shares of our common stock. This proposal must be approved by the holders of at least a majority of the shares of our common stock outstanding on the record date.

    Proposal No. 2 - Approval of the proposed merger and approval and adoption of the merger agreement. This proposal must be approved by the holders of at least a majority of the shares of our common stock outstanding on the record date.

    Stockholders holding approximately 80.2% of the outstanding shares of our common stock as of the record date have expressed their intention to vote all of their shares of common stock in favor of the above proposals. In addition, H. Deworth Williams, who is the beneficial owner of 68.8% of the outstanding shares of our common stock, has caused a proxy to be executed, appointing Ms. Mahler and Mr. Mechur as proxies to vote such shares of our common stock in favor of the proposed change in our common stock and in favor of the adoption of the proposed merger agreement and the consummation of the proposed merger at the special meeting. Mr. Williams has stated in writing that such proxy is not intended to be revoked.

Voting in Person

    If you plan to attend the meeting and wish to vote in person, we will provide you with a ballot at the meeting. Even if you plan to attend the meeting, we encourage you to vote by proxy. You can always change your vote at the meeting by revoking your proxy in the manner instructed below.

Voting of Proxies

    General.    Shares represented by a properly signed and dated proxy
will be voted at the special meeting in accordance with the instructions indicated on the proxy. Proxies that are properly signed and dated but which do not contain voting instructions will be voted "FOR" the proposal to change the outstanding shares of our common stock, the adoption of the merger agreement and the consummation of the proposed merger and the merger proposal.

    Abstentions.    You may abstain from voting on any or all proposals.
We will count a properly executed proxy, even if you mark "ABSTAIN" with respect to all proposals, as present for purposes of determining whether a quorum is present. However, the shares represented by that proxy will not be voted at the special meeting. Because the affirmative vote of at least a majority of the outstanding shares of our common stock is required to approve the proposal to change our outstanding shares of our common stock and the proposal to adopt the merger agreement and consummate the proposed merger, if you mark your proxy "ABSTAIN" with respect to either proposal or both proposals, it will have the effect of a vote against that proposal.

    Broker Non-votes.    If your broker holds your shares in its name,
the broker cannot vote your shares on the proposal without your instructions. If you fail to provide these instructions, this results in a "broker non-vote." You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Because the affirmative vote of at least a majority of the outstanding shares of our common stock is required to approve proposal to change the outstanding shares of our common stock and the merger proposal, if you do not instruct your broker how to vote, it will have the effect of a vote against the proposals.

    Voting Shares in Person that are Held Through Brokers.    If your
shares are held by your broker or another nominee, and you wish to vote those shares in person at the special meeting, you must obtain from the nominee holding your shares of our common stock a properly executed legal proxy authorizing you to act on behalf of the nominee at the special meeting and identifying the number of shares with respect to which the authorization is granted.

How to Revoke Your Proxy

    You may revoke your proxy at any time before it is exercised at the special meeting by taking any of the following actions:

    * delivering to the inspector of election appointed by us a new proxy, bearing a date subsequent to the date of your original proxy, stating that your original proxy is revoked. The inspector of election we have appointed is Alan S. Lockwood, and any notice of revocation should be sent to him at the following address: c/o Ocean Express Lines, Inc., 54 West South, Suite 220, Salt Lake City, Utah 84101;

    * delivering to our corporate secretary prior to the special meeting a written notice, bearing a date subsequent to the date of your original proxy, stating that your original proxy is revoked. Any notice of revocation should be sent to our corporate secretary at the following address: c/o Ocean Express Lines, Inc., 54 West South, Suite 220, Salt Lake City, Utah 84101; or

    * signing and delivering to our corporate secretary, prior to the vote at the special meeting, a proxy relating to the same shares and bearing a date subsequent to the date of your original proxy.

Proxy Solicitation

    We will pay the expenses of soliciting proxies in connection with the special meeting. Our directors, officers and employees may solicit proxies, without additional remuneration, by telephone, facsimile, electronic mail and in person. We will also reimburse brokers and other custodians, nominees and fiduciaries for their expenses in sending these materials to you and obtaining your voting instructions.

    You should send in your proxy by mail without delay, but please do not send in any stock certificates with your proxy. If the proposal to change our shares of common stock is adopted, we will arrange for instructions to be sent to you after the special meeting regarding how to exchange your current stock certificates for new stock certificates representing the shares of our common stock that you will receive in exchange.

    PROPOSAL 1 - DECREASE IN ISSUED AND OUTSTANDING COMMON STOCK

    We are currently authorized to issue 50,000,000 shares of our common stock. We currently have 20,000,000 shares of our common stock outstanding. There are no options, warrants or other rights to acquire shares of our common stock outstanding. Our board of directors has approved the change of each issued and outstanding share of our common stock into one-tenth of a share of our common stock. No change will be made to the number of shares of our common stock that we are authorized to issue. If the change is approved by our stockholders, then each of our stockholders will be entitled to receive one-tenth of a share of common stock in exchange for each share of common stock held by that stockholder. Any stockholder who holds a number of shares that is not divisible by ten will receive a number of shares of common stock rounded up to the next whole number. If such rounding results in the change of the shares of our issued and outstanding common stock into more than 2,000,000 shares, then the difference between the number of shares issued as a result of the adjustment and 2,000,000 will be contributed to our capital by H. Deworth Williams. The affirmative vote of the holders of a majority of the issued and outstanding shares of our common stock is required to approve the change. Abstentions and broker non-votes are not considered votes cast. Our officers and directors, in the aggregate, own more than a majority of the outstanding shares of our common stock, and intend to vote those shares in favor of the change. H. Deworth Williams, who is the beneficial owner of 68.8% of the outstanding shares of our common stock, has caused a proxy to be executed, appointing Melissa A. Mahler and Robert F. Mechur as his proxies to vote his shares of our common stock in favor of the proposed change in our common stock at the special meeting. Mr. Williams has stated in writing that such proxy is not intended to be revoked. In the absence of instructions to the contrary, proxies covering shares of common stock will be voted "FOR" the change.

Certain Federal Income Tax Consequences

    The following discussion summarizing certain federal income tax consequences of the change in the issued and outstanding shares of our Common Stock is based on the Internal Revenue Code of 1986, as amended; the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date of this proxy statement. This discussion is for general information only and does not discuss consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers or insurance companies). Stockholders are urged to consult their own tax advisors to determine the consequences particular to them.

    The receipt by our stockholders of shares of our common stock, as changed, in replacement for the shares of our common stock currently owned by them will not generally result in recognition of gain or loss to the stockholders. The adjusted tax basis of a stockholder's common stock, changed as described herein, will be the same as the adjusted tax basis of the shares of our common stock currently held by such stockholder, and the holding period of the changed common stock will include the holding period of the common stock before the change. No gain or loss will be recognized by us as a result of the change of the issued and outstanding shares of our common stock.

Appraisal Rights

    No appraisal rights are available under Nevada law or under our certificate of incorporation or by-laws to any stockholder who dissents from, or otherwise declines to vote in favor of or votes against, the proposal to approve the change in the issued and outstanding shares of our common stock. There may exist other rights or actions under state law for stockholders who are aggrieved by reverse stock splits generally. Although the nature and extent of such rights or actions are uncertain and may vary depending upon the facts or circumstances, stockholder challenges to corporate action in general are related to the fiduciary responsibilities of corporate officers and directors and to the fairness of corporate transactions.

    PROPOSAL 2 - ACQUISITION OF MEDIA FUSION BY OCEAN EXPRESS

The Merger

    This section of the proxy statement describes certain aspects of the proposed merger. While we believe that the description covers the material terms of the merger and the related transactions, this summary may not contain all of the information that is important to you. You should read this entire document and the other documents we refer to, including the merger agreement attached hereto as Annex A, carefully for a more complete understanding of the merger.

Our Business and the Business of Media Fusion

Our Business

    We were incorporated in the State of Idaho on May 6, 1971. We are now a Nevada corporation. Our address and telephone number are:

        Ocean Express Lines, Inc.
        54 West South, Suite 220
        Salt Lake City, Utah 84101
        Tel: (801) 322-3401

    We currently are not engaged in any business and have no assets. Our common stock is registered under Section 12(g) of the Securities Act of 1934,
and currently is offered over the counter under the symbol OEXL.OB.   There
is no active trading market for the shares of our common stock.

 Business of Media Fusion.

    As a consequence of the merger, we will acquire and continue the activities of Media Fusion.

    Media Fusion is currently engaged in researching and developing Electro-resistive Magnetic Resonance Conversion technology, to which it has certain rights pursuant to the license agreements described below. If this technology is successfully developed, it will use existing electrical power grids to make voice, video, and data signals available to through conventional electrical outlets.

    We intend to continue the activities of Media Fusion after the merger is effective. Specifically, following the merger, we intend to research and develop the Electro-resistive Magnetic Resonance Conversion ("EMRC") technology, with a view toward marketing the services or products resulting from the commercialization of the results of such research and development.


1.    EMRC technology

   In general terms, the EMRC technology is designed to (a) permit the transmission of voice, data and other signals on existing power lines and (b) address the so called "last mile" problem, which is believed to be a primary obstacle to the delivery of advanced telecommunications capabilities to end users. Current satellite and other technologies allow for the worldwide transmission of voice, video and data signals to a central receiving site. The "last mile" problem is that of transmitting the signals from the central receiving site to the homes, businesses and other locations of consumers.

    Our approach will be to develop technologies and products that employ the EMRC technology and which, if successful, will use existing electrical power grids to make voice, video and data signals available to anyone with an electrical outlet. We believe that the application of this approach, if successful, will be of worldwide importance, especially to consumers in developing countries.


    Our rights to the technology derive from a license agreement, dated September 25, 2002, as amended, from Mr. Stewart, the inventor of the technology, to Media Fusion. The license is perpetual, worldwide and non-exclusive. Mr. Stewart has agreed that this license will be held by us, as licensee under the license, upon consummation of the proposed merger. It is expected that a patent will be applied for on the EMRC technology in the near future.

    Neither Media Fusion nor Mr. Stewart has licensed the licensed technology to any individual or entity, other than the proposed license to us. In consideration for the benefits contained in his employment agreement with us (which will become effective simultaneously with the consummation of the proposed merger), Mr. Stewart has agreed to limit his rights to compete with us. (See "Employees of the Constituent Corporations".)

    2.    License

    The license provides for a royalty payable to Mr. Stewart on gross sales (less taxes and shipping charges) from products or services utilizing the licensed technology, in the amount of 5% on the first $20,000,000 of yearly receipts and in the amount of 1% on yearly receipts in excess of $20,000,000 in each year. The license provides for a minimum annual royalty of $25,000. The minimum royalty applies without regard to the actual volume of receipts from sales of products and services, but do not apply for any year prior to calendar year 2003. The license agreement provides that, at no additional cost to Media Fusion (or to us after the merger), all modifications, changes or improvements to the licensed technology shall be included in the intellectual property licensed to us under the existing license agreement, as amended. In addition, we will have a right of first refusal to license any related developments from Mr. Stewart. As the corporate successor of Media Fusion, we will have the benefit of these agreements.

    3.    Development stage

    No EMRC technology services or products have yet been produced. We plan to lease laboratory and administrative space in Montreal, Canada and Dallas, Texas, and believe we can initiate the appropriate research within a few months of receiving adequate financing. However, the financing we expect Media Fusion to receive in its private offering will not be sufficient to complete the necessary research.


    For more detailed information on the EMRC Technology, see the section headed "EMRC Technology Business."

    EMRC Technology Business

    As described above, we believe that the EMRC technology, when developed, will present a solution to the transmission of voice, data and other signals on existing power lines and a solution to the "last mile" problem. The expense of the traditional methods of "last mile" delivery (cable, for example) has proven a barrier to the development of advanced telecommunications capabilities in many areas of the world. Our solution to this "last mile" problem will be to develop technology which will allow for the use of the most extensive global network, the electrical power grid, to transmit voice, video and data transmissions to urban, suburban and rural consumers. This technology will also be used to provide initial and expanded telecommunication capabilities and data services to developing countries.

    The EMRC technology that is being developed and that we expect to continue to develop seeks to (1) allow voice, video and data signals to "piggy-back" the electrical magnetic wave by encoding or injecting (or both) those signals directly into the wave, thus transmitting those signals to the homes, businesses and other sites of consumers and (2) convert the transmitted signals into interpretable forms at the consumer site. The encoding process will utilize controllers we expect to develop and locate at different sites along the electrical power grid. The conversion of the transmitted signals at consumer sites would be accomplished through "interface controllers" we also expect to develop. These interface controllers will be designed as plug-in devices which, on one side, will plug into conventional electrical outlets and, on the other side, will have ports for telephones, cable television, computers and other telecommunication connections.

    We expect the EMRC technology to be used as a broad based inter-operable communications layer based, in part, on Code Division Multiple Access or CDMA. We plan to complete the design and lab testing stages of our proposed network and believe that, subject to the raising in the near term of additional financing, we will be well positioned to finalize the construction, installation and testing of our first system within the next 48 months.

    Our current plans are to utilize the expertise of Mississippi Polymer Institute, HydroQuebec, Magill University and the San Diego Super Computing Center during the implementation stage of the development, but we do not have any binding agreement from any one of them to participate in such stage.

    We are fully aware of the obstacles involved in bringing its EMRC vision to fruition, including being aware that multinational corporations and foreign governments have spent vast sums of money pursuing different approaches to solving the "last mile" problem and, so far, have had no success. However, we believe that our approach is viable and that a successful conclusion to our efforts will not only produce highly profitable returns, but will also contribute substantially to improving telecommunications capability throughout the world.

    Financial Requirements

    We expect extensive research and development to be needed in connection with the EMRC technology. Such research and development will be very costly, likely in the range of hundreds of millions of dollars. We have no assurance that the necessary financing can be obtained and, if it can be arranged, cannot predict what the terms for such financing will be.
    Competition

    We expect to encounter substantial competition in our business, when and if products and services based upon the EMRC technology are ready for commercial distribution.

    Potential competitors to the EMRC technology include telephone companies, Internet access providers, cable companies, and satellite and microwave transmission entities. In short, any business enterprise that would be affected by the successful transmission of voice, data and other signals along existing power lines is a potential competitor.

    We cannot at this time name potential competitors, predict the competitive focal points (price, service, reliability, ecological impact, etc.) or assess our competitive position in the applicable market(s), for four reasons:

    (1) We do not know precisely what product(s) or service(s) we will offer, or at what price they will be offered.

    (2) We do not know precisely what product(s) or service(s) our competitors will offer, or at what price they will be offered.

    (3) We are unable to predict whether we will (a) "go it alone" in seeking to sell to the ultimate consumer, (b) be a service provider to other entities that serve consumers, (c) license our technology to others who serve ultimate consumers, or (d) enter into alliances with other companies (and if so, with whom those alliances will be made or what the terms of such alliances may be).

    (4) Our technology, if successfully implemented, is significantly different from what is now being offered, so there is no existing business model from which the competitive environment we will face can be reliably inferred.

    While owners of existing electrical power grids are not exactly competitors, it is expected that they will want to share in any economic rewards that may come in part from the use of their lines, and, to the extent that they do, the payments to them will reduce the net revenue we might otherwise receive.

    In any event, we expect that other entities, many of whom have far greater resources, better name recognition, and vastly greater business experience than we will actively compete with us in our efforts to realize profit from the commercial application of our technologies.
        Regulatory Environment

    There are currently no federal, state, local or foreign regulations regarding the commercial use of the EMRC technology. However, no assurance can be given that changes in current or future regulations adopted by the federal, state, local or foreign governments, and applicable to us or our customers, will not have a material adverse effect on us or our business. Agencies that might assert regulatory jurisdiction over our current or future activities include, but are not necessarily limited to, Federal Energy Regulatory Commission, the Department of Energy, the Federal Trade Commission, the public utility commissions of various states and the governments of foreign countries.
Patents and Intellectual Property

    Our rights to use the EMRC technology will be derived from a license with Mr. Stewart. For more information regarding that license, see "EMRC technology", page 20 and "License", page 20. In addition to the license agreement, Mr. Stewart has entered into an employment agreement with us, which will become effective immediately upon the consummation of the proposed merger. The employment agreement restricts Mr. Stewart's rights to compete with us. See, "Employees of the Constituent Corporations", page 23.

The Company's intellectual property strategy will be to:

    * aggressively protect technological developments at various levels, in a complementary manner, including the broad technology, as well as specific uses (applications) for the technology;

    * establish comprehensive coverage in both the United States and in all relevant foreign markets; and

    * efficiently manage the costs that will be incurred to execute the above strategy.

Employees of the Constituent Corporations

    Neither we nor Media Fusion has any employees. However, Mr. Stewart has entered into an employment agreement with us that will be effective upon the consummation of the proposed merger and that affects his right to compete with us in the event of his voluntary resignation, his leaving his employment with us without notice and his death.

Summary Financial Information

    There is no active public market for our common stock, nor is there any public market for the common stock of either of Media Fusion. Financial information regarding our company can be found in our reports to the Securities and Exchange Financial information regarding Media Fusion can be found in its audited financial statements for the period ending October 25, 2002, which are attached to this Proxy Statement as Annex 5.

Background of the Merger

    In reaching its decision to approve the merger and to approve and adopt the merger agreement, our board of directors consulted with our management, our financial advisors and legal counsel.

    The decision of our board of directors was based upon a number of perceived potential benefits of the transaction, including the following:

    * We are not currently engaged in any active business. The merger with Media Fusion presents us and our stockholders with the opportunity to once again become actively engaged in business, which is an opportunity that was not heretofore available;

    * In the opinion of our board of directors, the acquisition of the business of and the technology owned by Media Fusion presents valuable opportunities for our company and our stockholders, who would participate in the exploitation of such technology through their continued equity ownership of shares of our common stock;

    * Media Fusion is in the process of raising between $2,000,000 and $5,000,000 through the issuance of additional shares of its common stock in the private offering. The consummation of the merger is a condition to the completion of the offering. The raising of not less than $2,000,000 in the private offering is a condition to the consummation of the merger;

    * It was the judgment of our board of directors, based on extended arm's-length negotiations with Media Fusion, that the exchange ratios for the exchange of shares of our common stock for shares of Media Fusion represented the most favorable terms that could be negotiated with Media Fusion;

    * The proposed merger transaction is supported by our largest stockholders, who collectively hold approximately 80.2% of our outstanding stock;

    * There were no other alternatives known to the board of directors at this time for creating value for our stockholders;

    In view of the number and wide variety of factors considered in connection with its evaluation of the merger, our board of directors did not find it practicable to, nor did it attempt to, quantify, rank or otherwise assign relative weights to the specific factors it considered. In considering the factors described above, individual members of our board of directors may have given different weight to different factors. Our board of directors considered all these factors together and, on the whole, considered them to be favorable to, and to support, its determination. Our board of directors did not obtain an independent valuation of the businesses of either our company or the target companies, nor did it obtain a fairness opinion with respect to the proposed merger.

Recommendation of our Board of Directors

    After careful consideration, our board of directors has determined that the terms of the merger are advisable, fair to, and in the best interests of, our company and its stockholders, has approved and adopted the merger agreement and the merger, and recommends to our stockholders that they vote "FOR" the proposal to approve the merger and to approve and adopt the merger agreement.

Change of Control, Severance and Transitional Employment Arrangements

    Prior to the consummation of the proposed merger, certain owners of shares of our common stock, who together own over 95% of the issued and outstanding shares of our common stock, propose to sell substantially all of their shares to unrelated third parties, none of whom will own of record or beneficially more than 5% of the issued and outstanding shares of our common stock after the consummation of the proposed merger. (See "Other Transactions", p. 13.)

Completion and Effectiveness of the Merger

    The merger will be completed when all of the conditions to completion of the merger are satisfied or waived, including approval of the merger and approval and adoption of the merger agreement by our stockholders and the stockholders of the target companies. The merger will become effective upon the filing of a certificate of merger with the Secretary of State of the State of Nevada.

Effect of Merger on our Common Stock

    Consummation of the merger will have no effect upon the outstanding shares of our common stock, other than shares of our common stock held by stockholders who elect to exercise their appraisal rights. Shares of our common stock held by stockholders properly electing to exercise their appraisal rights will be entitled to be paid the fair value of such shares, in accordance with the provisions of Nevada law.

    Upon consummation of the proposed merger, each outstanding share of Media Fusion common stock, other than shares held by stockholders who elect to exercise their appraisal rights, will be converted into the right to receive 88 shares of our common stock. Options held by certain persons entitling them to purchase shares of Media Fusion common stock will convert into an option to purchase shares of our common stock, at the rate of 88 shares of our common stock for each share of common stock of Media Fusion which they are now entitled to purchase.

    Our board of directors has adopted a stock registration plan, pursuant to which we will use reasonable best efforts to register on Form SB-2 or such other form as may be then available to us the shares of our common stock that were issued and outstanding on December 1, 2002, and up to 882,000 shares of our common stock that will be acquired by BlueMark Asset Management, Inc. in the merger, if a demand for registration is made as provided in the plan. A demand for registration must be made, if at all, by the holders of not less than 50% of the shares of our common stock entitled to registration under that plan, provided that such demand is made on or before June 30, 2003. If such a demand is made, we will give notice to each of our stockholders who is entitled to registration of shares of our common stock under the plan. In order to have shares included in the registration statement, a stockholder will be required to enter into and deliver to us, within 15 days of the date of our notice, a notice of election to participate in such registration, in the form attached to this proxy statement as Annex 3. We will bear all of the costs of such registration. If a demand for such registration is properly made, and no registration statement is filed within 45 days of the date thereof, other than by reason of the selling shareholders failing to satisfy their obligations under the registration plan, then we will issue to each stockholder entitled to such registration as of the first day of the registration default and for every consecutive month thereafter in which the registration default is continuing, as liquidated damages, and not as a penalty, one (1) share of our common stock for each one hundred (100) shares of our common stock then owned by the stockholder that is entitled to registration, for each month during which such default exists, until the registration default no longer exists. The issuance of additional shares shall not relieve us from our obligation to register shares of our common
stock as provided in the stock registration plan.   We will use reasonable
best efforts to maintain the effectiveness of our registration statement for so long as any of the shares of our common stock that are registered pursuant to the stock registration plan continue to be held by the same persons who owned such shares on the date the registration statement is first filed with the Securities and Exchange Commission or for one year from the date the registration statement is declared effective, whichever is earlier.

 Material United States Federal Income Tax Consequences of the Merger

    The following is a summary of United States federal income tax consequences of the merger to our stockholders. The discussion is for general information only and does not purport to consider all aspects of United States federal income taxation that might be relevant to our stockholders. The discussion is based on the Internal Revenue Code of 1986, as amended, Treasury regulations, administrative rulings and court decisions in effect as of the date of this proxy statement, all of which are subject to change at any time, possibly with retroactive effect. The discussion applies only to stockholders who hold shares of our common stock as capital assets, and may not apply to shares of our common stock received in connection with the exercise of employee stock options or otherwise as compensation, or to certain types of stockholders (including insurance companies, mutual funds, tax-exempt organizations, financial institutions, broker-dealers, and persons who hold their shares as part of a hedge, straddle or conversion transaction) who may be subject to special rules. This discussion does not discuss the tax consequences to any stockholder who, for United States federal income tax purposes, is a non-resident alien individual, foreign corporation, foreign partnership or foreign estate or trust, and does not address any aspect of state, local or foreign tax laws.

    The merger will generally not result in any tax consequences, including any recognition of gain or loss, to our stockholders. The adjusted tax basis of a stockholder's common stock, after the merger will be unchanged as a result of the merger, and the holding period of such common stock will also remain unchanged. No gain or loss will be recognized by us as a result of the merger.

    The United States federal income tax consequences set forth above are for general information purposes only and are not intended to constitute a complete description of all tax consequences relating to the merger. Because individual circumstances may differ, each stockholder should consult the stockholder's tax advisor regarding the applicability of the rules discussed above to the stockholder and the particular tax effects to the stockholder of the merger, including the application of state, local and foreign tax laws.


                          THE MERGER AGREEMENT

    This section of the proxy statement describes selected provisions of the merger agreement. While we believe that the description covers the material terms of the merger agreement, this summary may not contain all of the information that is important to you. The merger agreement is attached to this document as Annex A, and we urge you to carefully read that document in its entirety.

The Merger

    The merger agreement provides for the transaction to be effected through a merger of Media Fusion with and into us. As a result of the merger, the separate corporate existence of Media Fusion will cease. We will survive the merger and succeed to the assets, liabilities and operations of Media Fusion. The merger will be completed when all of the conditions to completion of the merger are satisfied or waived, and will become effective upon the filing of a certificate of merger with the Secretary of State of the State of Nevada..

    The merger will have no effect upon the issued and outstanding shares of our common stock, other than shares held by stockholders who elect to exercise their appraisal rights, although the percentage interest in our corporation represented by each share of common stock will be decreased by virtue of the issuance of additional shares of common stock in exchange for shares of Media Fusion common stock in the merger.

    Upon completion of the merger, each outstanding share of Media Fusion common stock, other than shares held by stockholders who properly exercise their appraisal rights, will be converted into the right to receive 88 shares of our common stock. Options held by certain persons entitling them to purchase shares of Media Fusion common stock will convert into an option to purchase shares of our common stock, at the rate of 88 shares of our common stock for each share of common stock of Media Fusion that they are now entitled to purchase.

Change of Name

    Pursuant to the merger agreement, we will change our name to Power Measurement & Communications, Inc.

Change of Officers and Directors.

    Also pursuant to the terms of the merger agreement, the individuals below will be appointed to the board and officer positions specified below and the current directors will resign from the board.

    The name, age, present principal occupation or employment and five-year employment history of the post-merger directors and officers are set forth below.

Name                Age (born)         Position Nominations

William "Luke"
Stewart             48 (2-21-54)       Chairman, President, Chief Executive
                                       Officer and Director

James W. Crawford   55 (11-14-46)      Executive Vice President, Chief
                                       Operating Officer and Director

Phil J. Pollan      53 (3-15-49)       Corporate Secretary

Collin D.
Porterfield         38 (8-9-64)        Vice President and Treasurer

John R. Pearce, III 44 (3-11-58)       General Counsel

Michel Beausejour   56 (10-10-46)      Director

     William "Luke" Stewart, Chairman of the Board of Directors, President Chief Executive Officer and a director of the Company. Mr. Stewart invented the EMRC technology to be licensed to us. Mr. Stewart has experience in the fields of laser electro-optics (system design and implementation), nuclear propulsion steam plant design, computer systems design, implementation and operation, computer science, signal processing, computer hardware architecture, software development (design and implementation), quantum electrodynamics, mathematical applications in semiotics, and technical security and countermeasures projects for the Department of the
Navy and the Department of Defense.   Mr. Stewart is a Vietnam veteran of the
United States Navy and has Joint Service Security Training.   Since 2002, Mr.
Stewart has served as the Chairman and Chief Executive Officer for Media Fusion and Power Measurement Technologies, Inc., a Texas corporation, both of which were co-founded by him to develop advanced communications and informatics analysis services and products targeted to private, commercial and government clientele. Since February 2001, Mr. Stewart has also served as Chairman, Chief Executive Officer and Chief Scientist of Transcendent Technologies, Inc., a Texas corporation, which he co-founded to focus on informatics analysis services and products targeted to private, commercial and government clientele.

     From 1998 to January 2001, Mr. Stewart served as Vice President and Chief Scientist of Media Fusion, LLC, a Texas limited liability company, in which he developed and patented an advanced power-line carrier technology described as Advanced Sub-Carrier Modulation (ASCMTM). From 1990 to 1998, Mr. Stewart served as the Manager of TIDC, LLC, a Texas based enterprise, also known as Texas Information Development Commission, formed by him to development informatics analysis services and products targeted to private, commercial and government clientele.

     James W. Crawford, Executive Vice President, Chief Operating Officer and a director. Mr. Crawford has served as the President and Chief Operating Officer of Transcendent Technologies, Inc., a Texas corporation, since February 2002. Mr. Crawford has a background in both military and industrial advanced program environments. He has experience in government contracts and program management, including defining requirements, obtaining program funding and managing contractual implementation for defense programs, and has worked as a consultant for various companies on strategic planning, management oversight and marketing. He has worked with Mr. Stewart since June 2000, in business development and advanced technologies applications in proto-typing and research and development. Mr. Crawford is a former U.S. Navy pilot with experience as a leader of operational aircraft detachments, aircraft squadron maintenance and operations officer and operations planning for multi-role aircraft and weapons deployment. Since April 1999, he has served as a marketing and strategic planning consultant to the Ashbury International Group, a Virginia-based defense company. Mr. Crawford served as a political advisor and lobbying consultant to International Technology Resources, in Virginia, from February 1999 to November 2000, and to Tenebraex Corporation, in Massachusetts, from March 1999 to March 2000. In addition, Mr. Crawford served as a program management consultant to Analysis & Technology, Inc., a Connecticut-based company, from January 1997 to December 1999, and marketing consultant to Vredenburg, a Virginia-based business from October 1996 to October 1997. He has a Bachelors of Business Administration (B.B.A.) degree in Marketing from Eastern Michigan University and a Masters of Arts (M.A.) degree in Management from Pepperdine University.

    Phil J. Pollan, Corporate Secretary. Mr. Pollan was one of the founders of Transcendent Technologies, Inc., a Texas corporation, and has served as its general counsel since February 2001. He received his undergraduate degree from North Texas State University in 1971 with a Bachelors of Business Administration (B.B.A.) in the field of Banking and Finance, and his Doctor of Jurisprudence (J.D.) law degree from South Texas College of Law in 1974. He was subsequently elected District Attorney for the 83rd Judicial District of Texas, where he served from 1984 to 1988. As District Attorney, Mr. Pollan was responsible for law enforcement, trial of felony cases, budgeting issues and personnel matters, and dealt with six sheriffs, six county commissioners' courts and numerous law enforcement agencies throughout the
district.   Mr. Pollan has practiced corporate, business law and estate planning as a sole practitioner in Texas since 1991, and has represented diverse corporate and business clients in all areas of law for over 28 years.

    Collin D. Porterfield, Vice President and Treasurer. Mr. Porterfield joined Transcendent Technologies, Inc., a Texas corporation in August 2001, and served as its Senior Vice President of Business Affairs and Corporate
Contracts Officer.   Mr. Porterfield is an attorney licensed to practice in
the State of Texas, various federal courts and the District of Columbia. Mr. Porterfield graduated from the University of Texas with High Honors in 1986, with a major in psychology and a double minor in biology and zoology and was a member of Phi Beta Kappa. He obtained his Juris Doctor (J.D.) law degree in 1989 from the University of Texas Law School. Mr. Porterfield's experience as an attorney includes commercial and bankruptcy litigation, including litigation in the areas of banking fraud, business failure, patent recovery and breach of contract. Upon graduation from law school, he began his work as associate with the litigation boutique, Bickel & Brewer, first in Dallas, Texas, then in Washington, D.C. In 1992, Mr. Porterfield started his own law practice, based primarily on commercial and personal injury litigation. From 1995 to 1998, Mr. Porterfield practiced law as a partner in Porterfield & Rothstein, LLP. Since 1998, he has been a sole practitioner.

    John R. Pearce III, will act as our general counsel. Mr. Pearce is an attorney licensed to practice in the State of Texas and in various federal courts. Mr. Pearce earned his undergraduate degree from the University of Texas and Juris Doctor (J.D.) law degree from Southern Methodist University in 1983. Mr. Pearce has practiced corporate and securities law for nineteen years. Mr. Pearce's experience includes representation of public and private entities, and has handled corporate matters and dealt with business entities from the start-up phase through public offerings or divestiture through merger and acquisition of the entity. Mr. Pearce has practiced as a
shareholder of Pearce Law Firm in Dallas, Texas, since January 2001.   From
June 1995 to December 2000, Mr. Pearce practiced law as a director and shareholder of Davis Munck, P.C., a Texas professional corporation.

    Michel Beausejour, a director. While employed by the BCE Group of Companies (1980-2000), Mr. Beausejour held various senior positions in its Publishing Group. From 1998 to 2000, Mr. Beausejour served as President of BCE Actimedia Inc. - International Markets. From 1995 to 1998, Mr. Beausejour served as Senior Vice-President of Human Resources and Administration of Tele-Direct (publications) Inc. and as President of its Caribbean and Latin American Division. From 1991 to 1995, Mr. Beausejour served as Tele-Direct's Senior Vice-President of Finance, Human Resources and Administration. Mr. Beausejour has extensive experience in business management, human resources management, major projects management, accounting, marketing, high-end sales and in the manufacturing and service sectors. Mr. Beausejour received a Bachelor's Degree in Commerce from the University of Montreal in 1968, an Accounting Degree in 1971, and attended McGill's University's Management School from 1973 to 1975.

Representations and Warranties of Ocean Express and H. Deworth Williams

    The merger agreement contains various representations and warranties that we and H. Deworth Williams made to Media Fusion, including, among others, representations and warranties relating to

    * our corporate organization, our authority to enter into the merger agreement and the proposed merger

    *   our capitalization

    * the absence of any obligations by us and any restrictions upon us which will be violated by, or which preclude, the consummation of the proposed merger

    * our compliance with the provisions of its corporate charter and bylaws and with applicable laws

    * our possession of all licenses, permits and similar authorizations necessary for the conduct of our business

    * our financial statements, assets, liabilities and financial condition

    *   the absence of any defaults under agreements to which we are parties

    * the absence of any material litigation, except as set forth in the schedules to the merger agreement

    * the filing of our tax returns, the completeness of those returns and the payment of all taxes due from us

    *   the absence of any employees or any obligations to employees

    * the absence, to our knowledge, of any violations of any environmental laws

    * the absence, except as set forth in schedules to the merger agreement, of any transactions with related parties


Representations and warranties of Media Fusion and William "Luke" Stewart

    The merger agreement also contains various representations and warranties that Media Fusion and William "Luke" Stewart made to us, including, among others, representations and warranties relating to:

    * the corporate organization and the authority to enter into the merger agreement and the proposed merger of Media Fusion

    *   the capitalization of Media Fusion

    * the absence of any obligations of, or restrictions upon, Media Fusion that will be violated by, or which preclude, the consummation of the proposed merger

    * the compliance by Media Fusion with the provisions of its corporate charter and bylaws and with applicable laws

    * the possession by Media Fusion of all licenses, permits and similar authorizations necessary for the conduct of its business

    * the financial statements, assets, liabilities and financial condition of Media Fusion

    * the enforceability and absence of any defaults under agreements to which Media Fusion is a party

    * the absence of any material litigation with respect to Media Fusion, except as set forth in the schedules to the merger agreement

    * the filing by Media Fusion of its tax returns, the completeness of those returns and the payment of all taxes due from Media Fusion

    * the possession by Media Fusion of all rights necessary to offer and sell the products and services being sold by it

    * the absence of any claims of infringement by Media Fusion of the intellectual property rights of third parties

    * the absence of any regular employees of Media Fusion or any obligations of Media Fusion to employees

    * the absence, to the knowledge of Media Fusion, of any violations by it of any environmental laws

    * the absence, except as set forth in schedules to the merger agreement, of any transactions between the Media Fusion related parties

    The representations and warranties in the merger agreement are complicated and are not easily summarized. We urge you to read the sections of the merger agreement entitled "Representations and Warranties of Ocean Express" and "Representations and Warranties of Media Fusion" carefully.

Actions to be taken until the consummation of the merger

    We and Media Fusion have each agreed to (a) use our respective best efforts to consummate the transactions contemplated in the merger agreement and (b) promptly notify the other in writing of any material adverse change in their respective financial condition, business, operations or key personnel, any threatened material litigation or investigation, any breach of their representations or warranties contained in the merger agreement and certain material contracts, agreements, licenses or other agreements.

    The agreements related to our conduct and the activities of Media Fusion in the merger agreement are complicated and not easily summarized. We urge you to read the sections of the merger agreement entitled "Affirmative Covenants" carefully.

Conditions to closing the merger

    The parties' respective obligations to complete the merger are subject to the satisfaction or waiver of each of the conditions set forth in the merger agreement, and are summarized in the section entitled "Conditions to Closing the Merger", page 6.

Termination of the merger agreement

    The merger agreement may be terminated at any time prior to closing the merger, whether before or after the vote of our stockholders at the special meeting:

    * by any party if the conditions to the closing contained in the merger agreement have not been satisfied or waived in writing on or before January 31, 2003

    * by mutual agreement of the parties at any time prior to the closing of the merger

    * by our board of directors at any time prior to the closing of the merger, if there has been a material breach or default of by Media Fusion of its obligations contained in the merger agreement

    * by the board of directors of Media Fusion any time prior to the closing of the merger, if we have committed a material breach or default of our obligations contained in the merger agreement

Amendments, Modifications and Waivers

    Any party may waive any term of the merger agreement which is for its benefit, but only if such waiver is in writing. The merger agreement may be amended or modified in writing. However, the merger agreement may not be amended after it is adopted by our stockholders, except as allowed under applicable law.

    Our board of directors recommends that you vote "FOR" the proposal to approve the merger and to approve and adopt the merger agreement.


APPRAISAL RIGHTS OF OUR STOCKHOLDERS

    Under Nevada law, our stockholders who do not agree to the merger may seek judicial appraisal of the fair value of their shares. This value could be more or less than the value of the shares of our common stock to be issued in the merger. This right of appraisal is subject to a number of restrictions and technical requirements. Generally, in order to exercise appraisal rights, among other things

  * You must give us written notice to us of your intent to demand payment for your shares of our common stock if the proposed merger is consummated. Such notice must be given in writing, before the date of the special meeting, and must be signed by you or the stockholder who holds the shares of record as of the date of the special meeting, in the form in which such stockholder's name appears on such stockholder's stock certificate. If you are not the stockholder of record, you must have the demand for appraisal signed by the stockholder of record. The following conditions also apply to certain demands for appraisal:

    * If you own our common stock in a fiduciary capacity, including a trustee, guardian, or custodian, you must disclose the fact that you are signing the demand for appraisal in that capacity.

    * If you own our common stock with more than one person, such as in a joint tenancy or tenancy in common, all of the owners must sign, or have signed for them, the demand for appraisal. An authorized agent, who could include one or more of the joint owners, may sign the demand for appraisal for a stockholder of record. However, the agent must expressly disclose who the stockholder of record is and that he is signing the demand as that stockholder's agent.

    * If you are a record owner, such as a broker, who holds our common stock as a nominee for others, you may exercise a right of appraisal with respect to the shares held for one or more beneficial owners, while not exercising this right for other beneficial owners. In this case, you should specify in the written demand the number of shares as to which you wish to demand appraisal. If you do not expressly specify the number of shares, we will assume that your written demand covers all the shares of our common stock that are in your name.

  * You must not vote in favor of the proposal to approve the merger and approve and adopt the merger agreement.

  * You must hold your shares of record continuously from the time of making a written demand for appraisal until the merger occurs.

    Merely voting against the merger agreement will not preserve your right of appraisal under Nevada law. Also, if you submit a proxy that is not marked "AGAINST" or "ABSTAIN", this proxy will be voted for the merger proposal, and will result in the waiver of appraisal rights. If you hold shares in the name of a broker or other nominee, you must instruct your nominee to take the steps necessary to enable you to assert appraisal rights. If you or your nominee fails to follow all of the steps required by the statute, you will lose your right of appraisal. For more information, see Sections 92A.300-92A.500 of the Nevada Revised Statutes, which set forth the appraisal rights and are attached as Annex 8 to this proxy statement,.

    If you are an Ocean Express stockholder, you should address the written demand to Ocean Express Lines, Inc., 54 West South, Suite 220, Salt Lake City, Utah 84101, Attention: Secretary. It is important that we receive all written demands before the special meeting. As explained above, this written demand should be signed by, or on behalf of, the stockholder of record. The written demand for appraisal should specify the stockholder's name and mailing address, the number of shares of stock owned, and that the stockholder is thereby demanding appraisal of such stockholder's shares.

    Written Notice.    Within ten days after the closing of the merger,
we must give written notice that the merger has become effective to each stockholder who has fully complied with the applicable provisions of Nevada law, setting forth a date not less than 30 nor more than 60 days after the date of such notice, by which we must receive a demand from the dissenting stockholder for payment. If no such demand is made, the stockholder's appraisal rights will be waived.

    Demand and Proceedings for Payment.    Within the period set by us, a
dissenting stockholder must demand payment and surrender to us certificates representing the stockholder's shares of our common stock. We and the dissenting stockholder must each then follow the applicable provisions of Nevada law relating to the stockholder's demand for payment, offers by us for payment and the commencement of proceedings to determine the amount due the dissenting stockholder. The applicable provisions of Nevada law are complex, and reference should be made to the statutes themselves for the precise provisions thereof. Copies of the applicable provisions of Nevada law (NRS Sec. 92A.300 - 92A.500, inclusive) are attached to this Proxy Statement as Annex 8.

    You should be aware that if you dissent and legal proceedings are commenced to determine the fair value of your shares, the court could determine that the fair value of your shares is more than, the same as, or less than the amount demanded by you.

    Costs and Expenses of Appraisal Proceeding.    The costs and expenses
of the appraisal proceeding may be assessed against us and the stockholders participating in the appraisal proceeding, as the court deems equitable under the circumstances. You can request that the court determine the amount of interest, if any, we should pay on the value of stock owned by stockholders entitled to the payment of interest. You may also request that the court allocate the expense of the appraisal action incurred by any stockholder pro rata against the value of all of the shares entitled to appraisal. The court can also order attorneys' fees to be paid, as it deems equitable.

    Loss of Stockholder's Rights. If you demand appraisal rights, after the closing of the merger you will not be entitled to:

    * vote your shares of stock, for which you have demanded appraisal rights for any purpose; or

    * receive payment of dividends or any other distribution with respect to such shares, except for dividends or distributions, if any, that are payable to holders of record as of a record date prior to the effective time of the merger.

    If you fail to comply strictly with these procedures, you will lose your appraisal rights. Consequently, if you wish to exercise your appraisal rights, we strongly urge you to consult a legal advisor before attempting to exercise your appraisal rights.


            SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS,
          DIRECTORS AND EXECUTIVE OFFICERS OF OCEAN EXPRESS

    The following table presents information as to the beneficial ownership of our common stock as of January 7, 2003 by:

    * each person who, to our knowledge, beneficially owns more than 5% of the outstanding shares of our common stock;

    *   each of our directors;

    * our chief executive officer and each of our four other most highly compensated executive officers during our fiscal year 2002; and

    *   all of our directors and executive officers, as a group.

    Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to the community property laws where applicable, to our knowledge the persons named in the table below have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. Percentage ownership is based on 20,000,000 shares of our common stock outstanding as of January 7, 2003. Unless otherwise indicated, the address for each person is c/o Ocean Express Lines, Inc., 54 West South, Suite 220, Salt Lake City, Utah 84101.

    The following table sets forth certain information with respect to the beneficial ownership of our common shares as of December 12, 2002, and as adjusted to reflect the merger and the sale of (a) 9091 shares of Media Fusion common stock in Media Fusion's private offering and (b) 22,728 shares of Media Fusion common stock in Media Fusion's private offering by (i) each stockholder who owns beneficially more than 5% of the outstanding common shares; (ii) each officer and director; and (iii) all of the our officers and directors as a group.


                                                                         Shares
                                                                         Shares
                                           Shares Beneficially      Beneficially Owned
                                         Owned After Offering (1)   After Offering (1)
                                         -----------------------   -------------------
                                             (as adjusted to         (as adjusted to
                   Shares Beneficially      reflect the Merger       reflect the Merger
                         Owned                 and sale of              and sale of
                  Prior to Offering (1)(2)     22,728 Media              9,091 Media
                                              Fusion shares            Fusion shares
                 ------------------------  --------------------    ---------------------
Name               Number     Percent       Number     Percent      Number      Percent
----------       ----------  ----------   ----------  ----------   ----------  ----------
*Geoff Williams   2,254,000        11.3      225,400         1.1      225,400(6)      1.2

*H. Deworth
Williams         13,762,995(3)     68.8    1,376,300         7.0    1,376,300(6)      7.4

*Edward Cowle        13,654         0.1        1,365         -0-        1,365(6)      -0-

James Ruzicka     1,035,000         5.2      103,500         .52      103,500(7)      .55

**William "Luke"
Stewart                                    5,720,000        28.9    5,720,000        30.8

**James W.
Crawford                                   1,249,600         6.3    1,249,600         6.7

Phil J. Pollan                             1,884,080(5)      9.5    1,161,600(5)      6.7

Collin P.
Porterfield                                1,249,600         6.3    1,249,600         6.7

**John R. Pearce, III                      1,249,600(4)      6.3    1,249,600         6.7

** Michel
Beausejour                                   244,200         1.2      244,200         1.3

All Officers and
Directors as a
group
(3 persons)      16,030,649        80.2

(5 persons)                               10,347,480        52.4   10,347,480        55.7

*   Member of the current Board of Directors
** Member of the post-merger Board of Directors


    (1) The persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Does not include family members. Does not include proxies held by William "Luke" Stewart.

    (2) Applicable percentage of ownership is based on 20,000,000 shares outstanding as of January, 7, 2003, together with applicable options for such shareholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares. Shares subject to options, if any, currently exercisable or exercisable within 60 days after January 7, 2003, are deemed outstanding for purposes of computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other
        stockholder.   No current officer or director has any rights to
        purchase additional shares pursuant to any agreement.

    (3) Includes 13,749,824 shares in the registered name of Williams Investment Company, of which Mr. Williams is the principal owner.

    (4) Does not include 249,392 shares owned by Ray Pearce.

    (5) Includes 634,480 shares of our common stock owned by two trusts of which Mr. Pollan is the trustee. Mr. Pollan is the trustee of the Rogvold Trust (which will hold 215,600 shares of our common stock after the proposed merger) and the SCPH North Dallas Trust (which will hold 418,880 shares of our common stock after the proposed merger). As trustee, he will have the full right to vote and otherwise deal with any assets held in such trusts (under his duties as trustee, acting for the benefit all the beneficiaries of the trusts), including all rights with regard to the shares of our common stock owned by such trusts. Mr. Pollan, as trustee, has executed a proxy to Mr. Stewart to vote the share of the respective trusts through December 31, 2004.

    (6) Prior to the consummation of the proposed merger, the shareholder proposes to sell substantially all of his shares to unrelated third parties, none of whom will own of record or beneficially more than 5% of the issued and outstanding shares of our common stock after the consummation of the proposed merger.

    Whether or not you plan to attend the meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope so that your shares will be represented at the meeting.

Annex 1
                     OCEAN EXPRESS LINES, INC.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

           SPECIAL MEETING OF STOCKHOLDERS - FEBRUARY 3, 2003


    The undersigned hereby appoints Melissa A. Mahler and Robert F. Mechur, and each of them, as proxies of the undersigned, each with full power to act without the other and with full power of substitution and re-substitution, to vote all the shares of common stock of Ocean Express Lines, Inc., that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held on February 3, 2003, at 8:00 a.m.(local time) at 2400 Chase Square, Rochester, New York, and at any postponements or adjournments thereof, with all the powers the undersigned would have if personally present, as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS:

     (1) Approval to change the number of issued and outstanding shares of our common stock, by changing each outstanding share of our common stock into one-tenth of a share of our common stock, without a corresponding decrease in the number of authorized shares of our common stock


        [ ] FOR             [ ] AGAINST             [ ]  ABSTAIN


     (2) Approval of the acquisition by us of Media Fusion, Inc., and Power Measurement, Inc., by merger of each of such corporations with and into us, approval and adoption of the Agreement and Plan of Merger among us and such corporations dated December 23, 2002, and the consummation of the merger contemplated in that Agreement and Plan of Merger

        [ ] FOR             [ ] AGAINST             [ ] ABSTAIN


         IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED, THE SHARES REPRESENTED THEREBY WILL BE VOTED. IF A CHOICE IS SPECIFIED BY THE STOCKHOLDER, THE SHARES WILL BE VOTED ACCORDINGLY. IF NOT OTHERWISE SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2.

                                 Dated  __________________, 2003


                                 --------------------------------------

                                 --------------------------------------

                                 --------------------------------------
                                 Sign exactly as name appears hereon.
                                 When signing in a representative capacity, please give full title.
                                 Joint owners (if any) should each sign.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Annex 2

    THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") is made and entered into as of the 23rd day of December 2002, by and among (1) Ocean Express Lines, Inc., a Nevada corporation ( "Ocean"), which will change its corporate name to Power Measurement & Communications, Inc. after the Merger, (2) Media Fusion, Inc., a Nevada corporation ("MFI"), (3) William "Luke" Stewart, an individual residing in Dallas, Texas, who is the lead principal and designated shareholder accepting liability for the obligations (defined herein) of MFI ("Stewart") and (4) H. Deworth Williams, an individual residing in Salt Lake City, Utah, who is the designated shareholder accepting liability for the obligations (as defined herein) of Ocean ("DS"). Other capitalized terms used in this Agreement are defined either in Article 13 or at the places in this Agreement indicated in Article 13.

                               R E C I T A L S:

    WHEREAS, the shareholders (the "Shareholders") own all of the issued and outstanding shares of capital stock of MFI (the "Shares"), with the individual ownership of shares held as listed on the attached Exhibit A-1;

    WHEREAS, Ocean and MFI desire to merge MFI with and into Ocean, whereby Ocean shall be the surviving entity pursuant to the terms and conditions set forth herein and whereby the transaction shall qualify as a tax free exchange pursuant to Section 354 of the Internal Revenue Code of 1986, as amended (the "Code");

    WHEREAS, in furtherance of such combination, the respective Boards of Directors of Ocean and MFI have each approved the merger of MFI with and into Ocean, upon the terms and subject to the conditions set forth herein, in accordance with the Nevada Revised Statutes ("NRS");

    WHEREAS, Ocean presently has, issued and outstanding, a total of 20,000,000 shares of its common stock, par value $0.0001 per share, and has no other securities issued and outstanding. The outstanding shares of common stock of Ocean will be subject to a reverse stock split on a one share for ten shares basis which will be effective prior to the Closing;

    WHEREAS, the Shareholders desire to exchange all their shares in MFI for shares of Ocean Common Stock. The Shareholders will receive 88 shares of Ocean Common Stock for each share of common stock they own in MFI. Current Shareholders will receive 15,762,296 shares of Ocean Common Stock, which will represent approximately 88.75% (giving effect to the reverse split described above) of the total issued and outstanding Ocean Common Stock . As a result of the private placement being conducted by MFI (as described more fully in Section 8.8) (the "Private Placement"), Ocean will issue an additional amount of shares to MFI investors who purchased shares in the Private Placement.
This will result in an additional 800,008 to 2,000,064 shares of Ocean Common Stock being issued to the new investors of MFI. (The exchange will be on the same 88 for one basis.) MFI has options outstanding which allow for certain Persons to acquire up to 3,118 shares of MFI. At Closing, the MFI options will be exchanged, on a 88 for one basis, for options to purchase shares in the Surviving Corporation upon the same terms and conditions as the existing option; and

    WHEREAS, the parties hereto desire to reorganize pursuant to Section 368(a)(1)(B) of the Code.


    NOW, THEREFORE, for and in consideration of the premises, and the mutual covenants and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

1.    THE MERGER

    1.1 The Merger. At the Effective Time (as defined in Paragraph 1.2) and subject to the terms and conditions of this Agreement, and in accordance with the NRS,MFI will be merged with and into Ocean, the separate existence of MFI shall cease, and Ocean will continue as the surviving corporation (the "Merger"). Ocean, after the Merger, is sometimes referred to as the "Surviving Corporation."


    1.2 The Effective Time. As promptly as practicable after the satisfaction or waiver of the conditions set forth in Articles 8 and 9, the parties hereto shall cause the Merger to be consummated by the filing of the Articles of Merger as contemplated by the NRS, together with any required related documents, with the appropriate administrator, as indicated in the Corporate Laws, in such form as required by, and executed in accordance with the relevant provisions of the NRS. The Merger shall be effective at the time indicated in the Articles of Merger (the "Effective Time").

2.    EFFECTS OF THE MERGER

    2.1 Articles. Except for the amendment to change its corporate name to Power Measurement & Communications, Inc., the Articles of Incorporation of Ocean as in effect immediately prior to the Effective Time will remain in effect until amended in accordance with applicable Law and such Articles of Incorporation.

    2.2 Bylaws. The Bylaws of Ocean as in effect immediately prior to the Effective Time will remain in effect until amended in accordance with applicable Law and the Articles of Incorporation.

    2.3 Board of Directors. The directors of the Surviving Corporation immediately after Closing shall be William "Luke" Stewart, James W. Crawford, and Michel Beausejour, until the earlier of their resignation or removal or until their successors are duly elected and qualified, as the case may be.

    2.4 Officers. The officers of the Surviving Corporation immediately after the Closing shall be William "Luke" Stewart, Chairman, President and Chief Executive Officer; James C. Crawford, Senior Vice President and Chief Operating Officer; Phil J. Pollan, Corporate Secretary; and Colin D. Porterfield, Vice President and Treasurer, until the earlier of their resignation or removal or until their successors are duly appointed and qualified, as the case may be.

    2.5 Tax-Free Reorganization. The parties intend that the Merger shall be treated as a tax-free exchange pursuant to Section 354 of the Code. No party shall take any action or fail to take any action that would adversely affect the treatment of the Merger as a tax-free exchange.

    2.6 General. At the Effective Time, the Surviving Corporation will continue its corporate existence under the Laws of the State of Nevada and will succeed to all rights, privileges, immunities, franchises and powers, and be subject to all duties, Liabilities, debts and obligations, of MFI in accordance with the provisions of the NRS.



3.    MERGER CONSIDERATION; CONVERSION

    3.1 MFI's Shares. At the Effective Time, by virtue of the Merger, and without any action on the part of the Shareholders, all of the Shares issued and outstanding immediately prior to the Effective Date will be canceled, retired and converted into and become the right to receive the Merger Consideration described in this Article 3.

    3.2 Merger Consideration. As consideration for their agreement to surrender their ownership interests in MFI and to approve the Merger, the Shareholders will receive 88 shares of authorized, but previously unissued, Ocean Common Stock, par value $0.0001 ("Ocean Common Stock"), for each share of common stock the Shareholders own in MFI (the "Merger Consideration"). The Merger Consideration will be allocated among the Shareholders in accordance with the shares set forth opposite each Shareholder's name (the "Merger Shares") on Exhibit A-1.

    3.3    Issuance of Merger Shares.

        (a) At the Closing, Ocean shall cause to be issued and delivered to the Shareholders, or their designees, stock certificates evidencing their ownership of the Merger Shares in the amounts set forth on Exhibit A-1.

        (b) The Merger Shares to be issued hereunder are deemed "restricted securities" as defined by Rule 144 promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").

       (c) All Merger Shares to be issued under the terms of this Agreement will be issued pursuant to exemptions from the registration requirements of the Securities Act and the rules and regulations promulgated thereunder.

    Certificates representing the Merger Shares shall bear the following or a similar legend:
         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
         REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND
         MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED
         EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF
         SUCH ACT OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION PROVISIONS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED
         TO THE SATISFACTION OF THE COMPANY.

    3.4    Closing. Subject to termination of this Agreement pursuant to
Article 11, the consummation of the transactions contemplated in this Agreement (the "Closing") will take place at the offices of The Pearce Law Firm, 17110 North Dallas Parkway, Suite 210, Dallas, Texas 75248, at 10:00 a.m., Dallas time, on the earlier of (a) the first business day after all the conditions set forth in Articles 8 and 9 of this Agreement have been satisfied or waived or (b) at such other time, date or place as the parties may agree (the "Closing Date").

    3.5 Options. At Closing, each MFI option will be exchanged, on a 88 for one basis, for options to purchase shares in the Surviving Corporation upon the same terms and conditions as the existing option.




4.    ADDITIONAL AGREEMENTS

    4.1 Expenses. If the Merger is not consummated, all fees, costs and expenses incurred in connection with the Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs and expenses. If the Merger is consummated, the Surviving Corporation shall, at Closing, (i) wire to Boylan, Brown, Code Vigdor & Wilson, LLP ("Boylan, Brown") $40,000 for legal fees associated with this Agreement, the transactions contemplated hereby and the Private Placement, plus an additional amount representing Boylan, Brown's reasonable costs and expenses (filing fees, transfer agent fees, etc.) and (ii) wire the reasonable fees, costs and expenses of The Pearce Law Firm, incurred in connection with this Agreement, the transactions contemplated hereby and the Private Placement, to such firm.


    4.2    Agents.

       (a) MFI is obligated to pay certain fees and expenses to BlueMark Asset Management, Inc. ("BlueMark") for services provided to MFI.

       (b) Except as set forth in Paragraph 4.2(a), each of the parties hereto represents and warrants, as to itself, that no agent, broker, investment banker, firm or Person is or will be entitled to any broker's or finder's fees or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement. Each party agrees to indemnify the other parties from and against any and all claims or demands for commissions or other compensation by any broker, finder or similar agent claiming to have been employed by or on behalf of such party.

    4.3 Publicity. Except as required by applicable Law, as defined in Paragraph 13.31, and except for routine communications with the shareholders of Ocean, all press releases and other public announcements respecting the subject matter of this Agreement will be made only with the mutual written agreement of Ocean and MFI; provided, however, that any party may make any disclosure required to be made under applicable Law or securities regulation.

    4.4 Access to Information and Inspection. Each party will provide the other parties and their authorized representatives full access during normal business hours, from and after the date of this Agreement until the Closing, to their books and records for the purpose of making such investigation as the other parties may reasonably desire, and will furnish such information concerning their business and operations as a party may reasonably request. Each of the parties will assist the other parties in making such investigation and will cause their counsel, accountants, consultants and other non-employee representatives to be reasonably available for such purposes.

    4.5 Cooperation. Each of the parties will cooperate fully with the other parties and with their respective counsel and accountants in connection with any steps required to be taken as part of their respective obligations under this Agreement, and all parties will use commercially reasonable efforts to consummate the transactions contemplated in this Agreement and to fulfill their obligations under this Agreement, including, without limitation, causing to be fulfilled at the earliest practical date the conditions precedent to the obligations of the parties to consummate the transactions contemplated by this Agreement.

    4.6 Confidentiality. In connection with the negotiation of this Agreement, a party to this Agreement (the "Disclosing Party") may disclose Confidential Information, as defined below, to one of the other parties to this Agreement (the "Disclosee"). Each party agrees that if the transactions contemplated in this Agreement are not consummated, it will return to the Disclosing Party all documents and other written information furnished to it. Each party further agrees to maintain the confidentiality of any and all Confidential Information of a Disclosing Party and not disclose any Confidential Information to any Person or use such Confidential Information for financial gain or in any manner adverse to the Disclosing Party; provided, however, the foregoing obligations will not apply to (i) any information which was known by the Disclosee prior to its disclosure by the Disclosing Party;
(ii) any information which was in the public domain prior to the disclosure thereof; (iii) any information which comes into the public domain through no fault of the Disclosee; (iv) any information which is disclosed to the Disclosee by a third party, other than an Affiliate, having the legal right to make such disclosure; or (iv) any information which is required to be disclosed by Order of any Forum. For purposes of this paragraph, "Confidential Information" will mean any and all technical, business, and other information which is (a) possessed or hereafter acquired by a Disclosing Party and disclosed to the Disclosee and (b) derives economic value, actual or potential, from not being generally known to Persons other than the Disclosing Party, including, without limitation, technical or nontechnical data, compositions, devices, methods, techniques, drawings, inventions, processes, financial data, financial plans, product plans, lists of actual or potential customers or suppliers, information regarding the business plans and operations of the Disclosing Party, and the existence of discussions and negotiations between the parties to this Agreement relating to the terms of this Agreement; provided, however, it will not include confidential business information that does not constitute a trade secret under applicable Law after the fourth anniversary of the date of this Agreement.

    4.7 MFI's Access to Information and Inspection. Ocean has made available to MFI a true and complete copy of (i) Ocean's registration statement on Form 10-SB12G, as amended, (ii) Ocean's quarterly reports filed on Form 10-QSB, and (iii) all other filings made by Ocean with the SEC between January, 2002 and the date of this Agreement (collectively, the "SEC Documents"). Ocean agrees to make available to MFI a true and complete copy of other documents filed with the SEC between the date of this Agreement and the date of the Closing ("Current SEC Documents"). In addition to the SEC Documents and the Current SEC Documents, Ocean will provide MFI with opportunities to become familiar with the business, financial condition, management, prospects and operations of Ocean, including reasonable opportunities to ask questions of, receive answers from and obtain information regarding Ocean and its business.


    4.8 Non-Solicitation of Third Party Offers. MFI and Stewart each agree that neither Stewart or any of his relatives, affiliates, heirs or representatives, nor MFI, or any of its officers, directors, management employees, Affiliates, related Persons or entities or agents will (a) negotiate with any other Person any other transaction involving a merger of MFI, or the sale of any assets of MFI or any other business combination involving MFI, or (b) solicit, encourage, consider, entertain or accept any offer, bid or proposal from any other Person respecting any transaction involving a merger of MFI, or the sale of any assets of MFI (except for sales of inventory in the ordinary course of business) or any other business combination involving MFI. If MFI or Stewart receive a proposal of the kind described in the preceding clause (b) prior to the date of the Closing, then MFI will immediately notify Ocean of the receipt of such proposal and will promptly provide Ocean with a copy of such proposal (or if such proposal is not in writing, a written summary of its terms).

    4.9 Necessary Actions. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action, and to do or cause to be done, all things necessary, proper or advisable under applicable Laws and regulations to consummate and make effective the transactions contemplated by this Agreement. In the events at any time after the Closing, any further action is necessary or desirable to carry out the purpose of this Agreement, the proper officers and/or directors of Ocean or MFI, as the case may be, shall take all such necessary action.

    4.10    Registration Rights.    Ocean has granted demand registration
rights to its shareholders of record on December 9, 2002 (the "Ocean Shareholders") and to BlueMark entitling them to register all 2,000,000 of the shares of Ocean Common Stock held by the Ocean Shareholders and the 882,000 shares of Ocean Common Stock to be acquired by BlueMark in the Merger. The details of such registration rights are described more fully in the Registration Rights Plan attached hereto as Schedule 4.10. The parties hereto agree to take all actions proper and necessary to cause the Surviving Corporation, following the Merger, to comply with the obligations of Ocean as described in the Registration Rights Plan. The parties hereto agree that Boylan, Brown will be engaged to prepare, file and maintain effective the Registration Statement. The reasonable costs, expenses and fees of Boylan, Brown in connection with the preparing, filing and maintaining effective the Registration Statement shall be paid by the Surviving Corporation; provided, however, that the fees of Boylan, Brown for the preparation and filing of the Registration Statement shall not exceed $50,000. This amount is in addition to the fees due and payable in accordance with Section 4.1. This Paragraph
4.10 shall survive Closing and shall remain in full force and effect until the obligations of the Surviving Corporation under the Registration Rights Plan have been fully satisfied.

5.    REPRESENTATIONS, WARRANTIES AND COVENANTS OF MFI AND STEWART

As an inducement to Ocean to enter into this Agreement, MFI and Stewart hereby make, jointly and severally, as of the date hereof and as of the Closing Date, to the best of their Knowledge, the following representations, warranties and covenants to Ocean and DS:

    5.1    Organization, Authority and Qualifications.

       (a) Organization of MFI. MFI is a corporation duly organized, validly existing and in good standing under the Laws of the State of Nevada. MFI has full corporate power and authority and is entitled to own or lease its properties and to carry on its business as and in all places where such business is conducted and such properties are owned or leased. Except as set forth in Schedule 5.1(a), MFI is duly qualified and in good standing as a foreign corporation in every jurisdiction in which such qualification is necessary, and has the corporate power and authority to own its properties and assets and to transact the business in which it is engaged. MFI has previously furnished Ocean with true, correct and complete copies of the articles of incorporation and bylaws of MFI, as amended to date. MFI has delivered or will deliver correct and complete copies of (i) the minutes and other similar records of meetings of the Shareholders of MFI and its board of directors, which contain all records of meetings and actions taken in lieu thereof by MFI's Shareholders and show all corporate actions taken in lieu of meetings by the directors and Shareholders of MFI, and (ii) its share transfer records, which reflect fully all issuances, transfers and redemptions of MFI's shares since the date of its incorporation.

       (b) MFI and Stewart have the full right, power, and authority to execute and deliver this Agreement and any other agreements or instruments contemplated by this Agreement ("Other Agreements") to which they are parties and to perform and comply with this Agreement and the Other Agreements to which they are parties. This Agreement and the Other Agreements to which MFI and Stewart are parties have been executed and delivered (or will be delivered concurrently with Closing) by MFI and Stewart and constitute (or will constitute upon delivery) the valid and legally binding obligations of MFI and Stewart, enforceable against MFI and Stewart in accordance with their respective terms, except as any obligations may be limited by bankruptcy, insolvency, reorganization or similar Laws affecting the rights of creditors generally.

    5.2    Ownership of Shares; Subsidiaries.


       (a) The authorized capital stock of MFI consists of Fifty Million (50,000,000) shares of common stock, par value $.001, of which One Hundred Seventy-Nine Thousand One Hundred Seventeen (179,117) shares of MFI common stock are and will be issued and outstanding as of the Closing Date together with options to acquire an additional Three Thousand One Hundred Eighteen (3,118) shares of MFI. The Shares are owned of record and beneficially by the Shareholders as set forth in Exhibit A-1. All of the Shares are duly authorized, validly issued, fully paid and nonassessable and were authorized, offered, issued and sold in accordance with all applicable securities and other Laws and all rights of the Shareholders and other Persons. In addition, MFI will have additional shares issued at Closing pursuant to its private placement. (See Section 8.8 and the fifth Recital.) The articles of incorporation of MFI do not provide for preemptive rights in favor of any Person. Except as set forth in this Section 5.2 or Schedule 5.2, there are no outstanding securities convertible into the share capital or rights to subscribe for or to purchase, or any options for the purchase of, or any agreements or arrangements providing for the issuance (contingent or otherwise) of, or any Actions relating to, the share capital of MFI. Except for the proxies held by Stewart, there are no voting trusts, proxies or other agreements or understanding with respect to the voting of the share capital of MFI. MFI is not subject to any obligation to repurchase or otherwise acquire or retire any of their share capital, and MFI has no liability for dividends declared or accrued, but unpaid, with respect to their share capital. MFI has not purchased or redeemed any of its share capital.

       (b) MFI does not own and has no interest, directly or indirectly, or any commitment to purchase or otherwise acquire, any share, capital or other equity interest, directly or indirectly, in any other Person, except as set forth in their portion of the Disclosure Schedule. All such interests so set forth are owned of record and beneficially by MFI and are duly authorized, validly issued, fully paid and nonassessable, and were authorized, offered, issued and sold in accordance with all applicable securities and other Laws.

       (c) The Shareholders are the owners of the Shares, and MFI is the owner of all investments required to be disclosed under Paragraph 5.2(b), free and clear of any and all Liens of any kind whatsoever. There are no outstanding contracts, demands, commitments or other agreements or arrangements under which Shareholders or MFI are or may become obligated to sell, transfer or assign any of the Shares or such investments.

    5.3 Inconsistent Obligations. Neither the execution and delivery of this Agreement and the Other Agreements to which Stewart or MFI is a party or bound, nor the consummation of the transactions contemplated in this Agreement or the Other Agreements will (i) result in a violation of MFI's articles of incorporation or bylaws, any Law or Order or (ii) result in a breach of, conflict with or default under any term or provision of any indenture, note, mortgage, bond, security agreement, loan agreement, guaranty, pledge, or other instrument, contract, agreement or commitment to which, with respect to clauses (i) and (ii), Stewart or MFI is a party or by which either of them or any of their respective assets and properties is subject or bound; nor will such actions result in (w) the creation of any Lien on any of MFI's assets or properties, (x) the acceleration or creation of any obligation of MFI , or (y) the forfeiture of any material right or privilege of MFI.

    5.4 Consents. The execution and delivery by MFI of this Agreement and the Other Agreements to which either is a party, the consummation of the transactions contemplated in this Agreement and in the Other Agreements, and the performance by MFI under this Agreement and under the Other Agreements does not (a) require the consent, approval or action of, or any filing with or notice to, any Government or other Person with the exception of the necessary corporate filings with the State of Nevada relating to the proposed exchange of shares, or (b) impose any other term, condition or restriction on the Surviving Corporation pursuant to any business combination or takeover Law.

    5.5 No Violation; Compliance with Laws. MFI is not in default under or in violation of (a) its articles of incorporation or bylaws or (b) any Order. The operations of MFI and its predecessors have been conducted in all material respects in accordance with all applicable Laws. MFI has not received any notification of any asserted past or present failure by MFI to comply with any applicable Law.

    5.6 Possession of Franchise, Licenses, Etc. MFI possesses all franchises, certificates, licenses, permits and other authorizations from Governments and self-regulatory organizations, free from burdensome restrictions, that are necessary for the ownership, maintenance and operation of its properties and assets and the conduct of its business, and MFI is not in violation of any authorizations in any material respect.


    5.7 Financial Statements. Prior to the date of this Agreement, MFI has delivered to Ocean copies of MFI's audited financial statements and related documents (collectively, the "Financial Statements") for the period ending October 25, 2002. The Financial Statements are true and complete in all material respects, have been prepared in accordance with GAAP consistently applied, present fairly the financial condition of MFI as of the respective dates and are consistent with the books and records of MFI, which are true, correct and complete.

    5.8 Liabilities. Except as set forth on Schedule 5.8, MFI does not have any debts, Liabilities or obligations of any nature, whether accrued, absolute, contingent, or otherwise, whether due or to become due, that are not fully reflected in the Financial Statements.

    5.9 Title to Properties. MFI has good and marketable title to all properties and assets reflected in the Financial Statements, except inventories and other material assets which have been disposed of in the ordinary course of business since the date of the Financial Statements, and all other properties and assets necessary to conduct their business as currently being conducted and as conducted during the periods covered by the Financial Statements (other than leased property), free and clear of any and all Liens.

    5.10    Receivables. MFI has no notes or accounts receivable.

    5.11    Inventories.  MFI has no inventories.

    5.12    Personal Property.

       (a) All of the machinery, equipment, vehicles, and other items of tangible Personal property which are owned or leased by MFI are in good condition and repair, subject to normal wear and tear, suited for the use intended and are and have been operated in conformity in all material respects with all applicable Laws. To the best of MFI's Knowledge, there are no defects or conditions which would cause such tangible personal property to be or become inoperable or unsafe.

       (b) To the best of MFI's Knowledge, all lessors of any machinery, equipment or other tangible personal property leased by MFI have fully and completely performed and satisfied their respective duties and obligations under such leases, and MFI has not brought or threatened any Action against any lessor for failure to fully and completely perform and satisfy its duties and obligations.

    5.13    Real Property.  MFI has never owned any real property.

    5.14    Leased Real Property.  MFI has never leased any real property.

    5.15    Ability to Conduct Business and Intellectual Property Rights.

       (a) MFI has the means, rights, and information required to offer and sell the products and services now being offered and sold by MFI and to perform the services that are presently being or are contemplated being performed by MFI. Except as set forth in Schedule 5.15, MFI is not a party to, either as a licensor or licensee, and is not bound by or subject to, any license agreement for any patent, process, trademark, service mark, trade name, copyright, trade secret or confidential information. Except as set forth in Schedule 5.15, all patents, copyrights, trademarks, service marks, trade names and applications or registrations, owned or used by MFI have been duly registered with, filed in or issued by the U.S. Patent and Trademark Office, the U.S. Copyright Office or the corresponding agency or office of the States of the United States or foreign countries. Except as set forth in Schedule 5.15, there are no rights of third parties with respect to any trademark, service mark, trade secret, confidential information, trade name, patent, patent application, copyright, invention, device or process which would have a material adverse effect on the operations of MFI. MFI has complied with all applicable Laws relating to the filing or registration of "fictitious names" or trade names.


       (b) MFI has not interfered with, infringed upon, or misappropriated or otherwise come into conflict with any intellectual property rights of any other Person, and neither MFI nor their officers and directors have ever received any charge, complaint, claim, demand or notice alleging any such interference, infringement, misappropriation or violation. To the best of MFI's Knowledge, no Person has interfered with, infringed upon, misappropriated, or otherwise come into conflict with the proprietary inventions, designs, ideas, processes, methods and other know-how of MFI which are owned or used in the operation of MFI's business.

    5.16    Contracts.

       (a) All of MFI's Contracts, as defined in Paragraph 13.7, have been entered into in the ordinary course of MFI's business on commercially reasonable terms, are valid and enforceable in all material respects in accordance with their terms, are in full force and effect, and will continue to be valid and enforceable and in full force and effect on identical terms following the consummation of the transactions contemplated in this Agreement. Except as set forth in Schedule 5.16, MFI's Contracts will not result in a loss to MFI upon completion of performance, and all of MFI's Contracts can be fulfilled or performed by MFI in accordance with their respective terms.

       (b) Except as set forth in Schedule 5.16, there are no existing material defaults, events of default or events which, with the giving of notice or lapse of time or both, would constitute a material default by MFI under any MFI Contract. No event has occurred which may hereafter give rise to right of termination, acceleration, damages or any other remedy under any MFI Contract.

    5.17    Insurance.   MFI does not maintain any insurance policies.

    5.18 Litigation; Contingencies. Except as set forth in Schedule 5.18, there are no Actions pending or threatened against, by or affecting Stewart or MFI or the Shares which could have an adverse effect on MFI or the operation of MFI or the Surviving Corporation's business after the Closing or prevent or impede the transactions contemplated by this Agreement. There are no unsatisfied judgments, decrees or orders of any court or any governmental or administrative agency against or affecting Stewart, MFI, or any of MFI's predecessors or any other Orders to which MFI, or any of MFI's assets and properties, are subject.

    5.19 Taxes. All tax returns of MFI (federal, state, city, county or foreign), which are required by law to be filed on or before the date of this Agreement, have been duly filed and are complete and accurate in all respects.
 MFI has paid all Taxes due on said returns, any assessments made against MFI and all other Taxes, fees and similar charges imposed on MFI by any governmental authority (other than those, the amount or validity of which is being contested in good faith by appropriate proceedings). No tax liens have been filed, and no claims are being assessed with respect to any such Taxes, fees or other similar charges. MFI does not know of (i) any other tax returns or reports which are required to be filed which have not been so filed or (ii) any unpaid assessment for additional Taxes for any fiscal period or any basis thereof. MFI has not been in existence a sufficient time in order that (i) any federal, state, municipal, local or foreign Taxes would be due or (ii) any federal, state, municipal, local or foreign tax returns would be required to be filed in order that the returns would be filed in a timely manner. MFI has not conducted any business, and, therefore, MFI does not have any revenues or income.

    5.20    Employment and Labor Matters.

       (a) To the best of Stewart's and MFI's Knowledge, no employee, agent, consultant or independent contractor who performs services on a regular basis for MFI plans to discontinue such relationship with MFI after the Closing.

       (b) MFI is not a party to any agreement of any kind which deals with wages, conditions of employment, benefits or other matters affecting the employer/employee relationship with any union, labor organization or employee group. There are no controversies pending or, to the best of MFI's Knowledge, threatened, between MFI and any union, labor organization or employee group representing, or seeking to represent, any of its employees, and there has been no attempt by any union, labor organization or employee group to organize any of MFI's employees at any time. MFI has substantially complied with all applicable Laws relating to wages, hours, health and safety, payment of social security withholding and other Taxes, maintenance of workers' compensation insurance, labor and employment relations and employment discrimination.

    5.21    Employee Benefit Matters.


       (a) MFI has never had any employees. MFI has never sponsored, maintained or contributed to any employee pension benefit plan, within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). MFI is not required to contribute, and have never been required to contribute, to any multi-employer plan within the meaning of Section 3(37)(A) of ERISA.

       (b) MFI does not sponsor or contribute to any employee welfare benefit plan within the meaning of Section 3(1) of ERISA. MFI has not entered into any pay arrangements, plans or programs which are ERISA Plans.

       (c) No ERISA or non-ERISA Plan provides benefits, including, without limitation, death, health or medical benefits (whether or not insured), with respect to current or former employees of MFI beyond their retirement or other termination of service with MFI other than (i) coverage mandated by applicable Law, (ii) deferred compensation benefits accrued as Liabilities on the books ofMFI, or (iii) benefits, the full cost of which are borne by the current or former employee or his beneficiary.

       (d) The consummation of the transactions contemplated by this Agreement will not (i) entitle any current or former employee or officer of MFI to severance pay, unemployment compensation or any other payment,
(ii) accelerate the time of payment or vesting, or (iii) increase the amount of compensation or benefits due any such employee or officer.

    5.22 Environmental Matters. MFI holds all Environmental Permits, as defined in Paragraph 13.17, necessary for conducting their business and operations and have conducted, and are presently conducting, their business and operations in full compliance in all material respects with all applicable Environmental Laws, as defined in Paragraph 13.16, and Environmental Permits. There are no existing or pending Environmental Laws with a future compliance date that will require operational changes, business practice modifications or capital expenditures at the real property (or any other property presently or formerly owned, operated or controlled by MFI or as to which MFI may bear responsibility or Liability), or any of the Improvements thereon. All Hazardous Materials, as defined in Paragraph 13.25, and Solid Waste, as defined in Paragraph 13.51, on, in, under or off-site from the real property, have been properly removed and disposed of, and no past or present disposal, discharge, spill or other release of, or treatment, transportation or other handling of Hazardous Materials or Solid Waste on, in, under or off-site from any real property, or adjacent property, will subject MFI or any subsequent owner, occupant or operator of such real property to corrective or compliance action or any other Liability. There are no presently pending, or to the best of MFI's Knowledge, threatened Actions or Orders against or involving MFI (including any other Persons or entities for whose acts or omissions MFI is responsible) relating to any alleged past or ongoing violation of any Environmental Laws or Environmental Permits, nor is MFI subject to any Liability for any such past or ongoing violation. MFI has kept all records and made all filings required by applicable Laws with respect to emissions or potential emissions into the environment of solids, liquids, gases, heat, light, noise, radiation and other forms of matter or energy and the proper disposal of materials, including Solid Waste.

    5.23    Absence of Certain Business Practices. Except as set forth in
Schedule 5.23, to the best of MFI's Knowledge, neither MFI nor any officer, employee or agent of MFI, nor any other Person acting on behalf of MFI, have, directly or indirectly, within the past five years, given or agreed to give any gift or similar benefit to any Person who is or may be in a position to help or hinder MFI's business (or assist MFI in connection with any actual or proposed transaction) which (a) might subject MFI or the Surviving Corporation to any material damage or penalty in any Action or which might have a material effect on MFI or its assets and properties, (b) if not given in the past, might have had a material effect on MFI's business or its assets and properties, or (c) if not continued in the future, might have a material effect on MFI or which might subject MFI or the Surviving Corporation to suit or penalty in any Action.


    5.24 Agreements and Transactions with Related Parties. Except as set forth in Schedule 5.24 or as contemplated by this Agreement, MFI is not, directly or indirectly, a party to any contract, agreement or lease with, or any other commitment to, (a) any party owning, or formerly owning, beneficially or of record, directly or indirectly, any Shares of or other equity interest in MFI, (b) any Affiliate of such party, (c) any director or officer of MFI, (d) any Person in which any of the foregoing parties has, directly or indirectly, at least a five percent (5.0%) beneficial interest in the capital stock or other type of equity interest of such Person, or (e) any partnership in which any such party is a general partner (any or all of the foregoing being referred to in this Agreement as "Related Parties"). Without limiting the generality of the foregoing, (x) no Related Party, directly or indirectly, owns or controls any assets or properties which are or have been used in MFI's business, and (y) no Related Party, directly or indirectly, engaged in or has any significant interest in or in connection with any business (i) which is or which within the last three years has been a competitor, customer or supplier of MFI or has done business with MFI, or (ii) which as of the date hereof sells or distributes products or services which are similar or related to MFI's products or services.

    5.25 Absence of Changes. Except as expressly provided for in this Agreement, or as set forth in Schedule 5.25, since the date of the Financial
Statements:

       (a) there has been no change in the business, assets, properties, Liabilities, affairs, results of operations, condition (financial or otherwise), cash flows or prospects of MFI or its relationships with suppliers, customers, employees, lessors or others, other than changes in the ordinary course of business, none of which have had or will have a material adverse effect on MFI;

       (b) there has been no damage, destruction or loss to the assets, properties, or business of MFI;

       (c) the business of MFI has been operated in the ordinary course and consistent with its prior practices;

       (d) the books, accounts and records of MFI have been maintained in the usual, regular and ordinary manner on a basis consistent with prior years and in accordance with GAAP, and there has been no amendment to the articles of incorporation or bylaws of MFI;

       (e) there has been no declaration, setting aside or payment of any dividend or other distribution on or in respect of the share capital of MFI, nor has there been any direct or indirect redemption, retirement, purchase or other acquisition of any of the share capital or other securities of MFI;

       (f) no Liability of MFI has been discharged or satisfied, other than in the ordinary course of business and consistent with prior practice;

       (g) MFI has not discontinued or determined to discontinue the sale of material products previously sold by MFI;

       (h) there has been no Lien (other than Liens for current Taxes which are not past due) created on or in the assets of MFI;

       (i) there has been no sale, transfer, lease or other disposition of any material asset or assets of MFI, except in the ordinary course of MFI's business, and no material debt to, or claim or right of, MFI has been canceled, compromised, waived or released;

       (j) there has been no amendment, termination or waiver of, or any notice of any amendment, termination or waiver of, any material right of MFI under any MFI Contract or under any franchise, certificate, license, permit or authorization from any Government;

       (k) MFI has not entered into any agreement, contract, lease or license outside the ordinary course of business;


       (l) MFI has not delayed or postponed the payment of any accounts payable or other Liabilities outside the ordinary course of business;

       (m) there has been no change in the total authorized or issued share capital of MFI or the total of outstanding Shares or other securities of MFI; and

       (n) there has been no issuance or sale of any promissory note, stock, bond, option or other security of which either MFI was an issuer or obligor.

    5.26    Intentionally Deleted

    5.27 Bank Accounts; Safety Deposit Boxes. Schedule 5.27 contains a list of each and every bank in which MFI maintains an account or safety deposit box, the account numbers, and the names of all Persons who are authorized to draw on or have access to the accounts.

    5.28    Intentionally Deleted

    5.29    Intentionally Deleted

    5.30 Full Disclosure. To the best Knowledge of MFI and Stewart, none of the representations and warranties made by MFI or Stewart, or in any exhibit, certificate or memorandum furnished or to be furnished by MFI,or on its behalf pursuant hereto, contains or will contain any untrue statement of material fact, or omits any material fact, the omission of which would be misleading.

    5.31. Affirmative Covenants. Prior to Closing, MFI will do the following:
       (a) use its best efforts to accomplish all actions necessary to consummate this Agreement, including satisfaction of all conditions contained in this Agreement; and

       (b) promptly notify Ocean in writing of any material adverse change in the financial condition, business, operations or key personnel of MFI, any threatened material litigation or investigation, any breach of its representations or warranties contained herein, and any material contract, agreement, license or other agreement which, if in effect on the date of this Agreement, should have been included in this Agreement or in an exhibit annexed hereto and made a part hereof.

6.    REPRESENTATIONS AND WARRANTIES OF OCEAN AND DS

As an inducement to MFI and Stewart to enter into this Agreement, Ocean and DS hereby make, jointly and severally, as of the date hereof and as of the Closing Date, the following representations and warranties, to the best of their Knowledge, to MFI and Stewart:

    6.1    Organization, Authority and Qualifications.

       (a) Organization of Ocean. Ocean is a corporation duly organized, validly existing and in good standing under the Laws of the State of Nevada. Ocean has full corporate power and authority and is entitled to own or lease its properties and to carry on its business as and in all places where such business is conducted and such properties are owned or leased. Ocean is duly qualified and in good standing as a foreign corporation in every jurisdiction in which such qualification is necessary, and has the corporate power and authority to own its properties and assets and to transact the business in which it is engaged. Ocean has previously furnished MFI with true, correct and complete copies of the articles of incorporation and bylaws of Ocean, as amended to date. Ocean has delivered or will deliver correct and complete copies of (i) the minutes and other similar records of meetings of the shareholders of Ocean and its board of directors, which contain all records of meetings and actions taken in lieu thereof of by Ocean's shareholders and show all corporate actions taken in lieu of meetings by the directors and shareholders of Ocean, and (ii) its share transfer records, which reflect fully all issuances, transfers and redemptions of Ocean's shares since the date of its incorporation.

       (b) Ocean has the full right, power, and authority to execute and deliver this Agreement and the Other Agreements to which it is a party and to perform and comply with this Agreement and the Other Agreements to which it is a party. This Agreement and the Other Agreements to which Ocean is a party have been executed and delivered by Ocean and constitute the valid and legally binding obligations of Ocean, enforceable against Ocean.

    6.2    Ownership of Shares; Subsidiaries.


       (a) The outstanding shares of Ocean Common Stock will be subject to a reverse stock split on a one share for ten shares basis which will
be effective prior to the Closing.   At the time of Closing the
authorized capital stock of Ocean shall consist of Fifty Million (50,000,000) shares of common stock, par value $0.0001, of which Two Million (2,000,000) shares of Ocean Common Stock will be issued and
outstanding.   The Ocean Common Stock is owned of record and
beneficially by the Persons as set forth in Schedule 6.2(a). All of the Ocean Common Stock is duly authorized, validly issued, fully paid and nonassessable and was authorized, offered, issued and sold in accordance with all applicable securities and other Laws and all rights of Ocean's shareholders and other Persons. The articles of incorporation of Ocean do not provide for preemptive rights in favor of any Person. There are no outstanding securities convertible into the share capital or rights to subscribe for or to purchase, or any options for the purchase of, or any agreements or arrangements providing for the issuance (contingent or otherwise) of, or any Actions relating to, the share capital of Ocean. Except for the proxy of H. Deworth Williams, there are no voting trusts, proxies or other agreements or understandings with respect to the voting of the share capital of Ocean. Ocean is not subject to any obligation to repurchase or otherwise acquire or retire any of its share capital, and Ocean has no liability for dividends declared or accrued, but unpaid, with respect to its share capital. Ocean has not purchased or redeemed any of its share capital. Ocean is under an obligation to register the shares of Common Stock held by the Persons set forth in Schedule 6.2(a), as well as those shares set forth in the Registration Rights Agreement contemplated hereby.

       (b) Ocean does not own and has no interest, directly or indirectly, or any commitment to purchase or otherwise acquire, any share, capital or other equity interest, directly or indirectly, in any other Person.

    6.3 Inconsistent Obligations. Neither the execution and delivery of this Agreement and the Other Agreements to which Ocean is a party or bound, nor the consummation of the transactions contemplated in this Agreement or the Other Agreements will (i) result in a violation of Ocean's articles of incorporation or bylaws, any Law or Order or (ii) result in a breach of, conflict with or default under any term or provision of any indenture, note, mortgage, bond, security agreement, loan agreement, guaranty, pledge, or other instrument, contract, agreement or commitment to which, with respect to clauses (i) and (ii), Ocean is a party or by which its assets and properties are subject or bound; nor will such actions result in (w) the creation of any Lien on any of Ocean's assets or properties, (x) the acceleration or creation of any obligation of Ocean, or (y) the forfeiture of any material right or privilege of Ocean.

    6.4 Consents. The execution and delivery by Ocean of this Agreement and the Other Agreements to which it is a party, the consummation of the transactions contemplated in this Agreement and in the Other Agreements, and the performance by Ocean under this Agreement and under the Other Agreements does not (a) require the consent, approval or action of, or any filing with or notice to, any Government or other Person with the exception of the necessary corporate filings with the State of Nevada relating to the proposed exchange of shares and the applicable filings with the SEC, or (b) impose any other term, condition or restriction on the Surviving Corporation pursuant to any business combination or takeover Law.

    6.5 No Violation; Compliance with Laws. Ocean is not in default under or in violation of (a) its articles of incorporation or bylaws or (b) any Order. The operations of Ocean and its predecessors have been conducted in all material respects in accordance with all applicable Laws. Ocean has not received any notification of any asserted past or present failure by Ocean to comply with any applicable Law.

    6.6 Possession of Franchise, Licenses, Etc. Ocean possess all franchises, certificates, licenses, permits and other authorizations from Governments and self-regulatory organizations, free from burdensome restrictions, that are necessary for the ownership, maintenance and operation of its properties and assets and the conduct of its business, and Ocean is not in violation of any authorizations in any material respect.

    6.7 Financial Statements. Prior to the date of this Agreement, Ocean has delivered to MFI copies of Ocean's audited financial statements for the period ending December 31, 2001, reviewed financial statements for the period ending September 30, 2002 and related documents (collectively, the "Ocean Financial Statements"). The Ocean Financial Statements are true and complete in all material respects, have been prepared in accordance with GAAP consistently applied, present fairly the financial condition of Ocean as of the respective dates and are consistent with the books and records of the Parent, which are true, correct and complete.

    6.8 Liabilities. Except as set forth in Schedule 6.8, Ocean has no debts, Liabilities or obligations of any nature, whether accrued, absolute, contingent, or otherwise, whether due or to become due, that are not fully reflected in the Ocean Financial Statements.

    6.9    Title to Properties.  Ocean has no property or assets.

    6.10    Receivables. Ocean has no notes or accounts receivable.

    6.11    Inventories.  Ocean has no inventories.

    6.12    Personal Property.  Ocean does not own any personal property.

    6.13    Real Property.  Ocean does not own any real property.

    6.14    Leased Real Property.  Ocean does not lease any real property.

    6.15    Intellectual Property Rights.   Ocean does not use any patents,
trademark, service mark, trade name, or copyright in its business, nor does it own any patents, trademarks, trademark registrations or applications, trade names, service marks, copyrights, copyright registrations or applications. No Person owns any patents, trademark, trademark registration or application, service mark, trade name, copyright or copyright registration or application, the use of which is necessary or contemplated in connection with the operation of the business of Ocean.
6.16    Contracts.

       (a) All of Ocean's Contracts, as defined in Paragraph 13.7, have been entered into in the ordinary course of Ocean's business on commercially reasonable terms, are valid and enforceable in all material respects in accordance with their terms, are in full force and effect, and will continue to be valid and enforceable and in full force and effect on identical terms following the consummation of the transactions contemplated in this Agreement.

       (b) There are no existing material defaults, events of default or events which, with the giving of notice or lapse of time or both, would constitute a material default by Ocean under any of Ocean's Contracts. No event has occurred which may hereafter give rise to right of termination, acceleration, damages or any other remedy under any of Ocean's Contracts.

    6.17    Insurance.   Ocean does not have and does not maintain any
insurance policies.

    6.18 Litigation; Contingencies. Except as set forth in Schedule 6.18, there are no Actions pending or threatened against, by or affecting Ocean which could have an adverse effect on the Surviving Corporation's business after the Closing or prevent or impede the transactions contemplated by this Agreement. There are no unsatisfied judgments, decrees or Orders of any court or any governmental or administrative agency against or affecting Ocean, or any of Ocean's predecessors or any other Orders to which Ocean, or any of Ocean's assets and properties, are subject.

    6.19 Taxes. All tax returns of Ocean (Federal, state, city, county or foreign) which are required by Law to be filed on or before the date of this Agreement, have been duly filed and are complete and accurate in all respects.
 Ocean has paid all Taxes due on said returns, any assessments made against Ocean and all other Taxes, fees and similar charges imposed on Ocean by any governmental authority (other than those, the amount or validity of which is being contested in good faith by appropriate proceedings). No tax Liens have been filed, and no claims are being assessed with respect to any such Taxes, fees or other similar charges. Ocean does not know of (i) any other tax returns or reports which are required to be filed which have not been so filed or (ii) any unpaid assessment for additional Taxes for any fiscal period or any basis thereof.

    6.20    Employment and Labor Matters.

       (a) There is no employee, agent, consultant or independent contractor who performs services on a regular basis for Ocean who plans to discontinue such relationship with Ocean after the Closing.

       (b) Ocean is not a party to any agreement of any kind which deals with wages, conditions of employment, benefits or other matters affecting the employer/employee relationship with any union, labor organization or employee group. There are no controversies pending or, to the best of Ocean's Knowledge, threatened between Ocean and any union, labor organization or employee group representing, or seeking to represent, any of its employees, and there has been no attempt by any union, labor organization or employee group to organize any of Ocean's employees at any time. Ocean has substantially complied with all applicable Laws relating to wages, hours, health and safety, payment of social security withholding and other Taxes, maintenance of workers' compensation insurance, labor and employment relations and employment discrimination.

       (c) Ocean is a development stage company with no operations or employees.

    6.21 Employee Benefit Matters. Ocean does not maintain a "pension plan" within the meaning of Section 3(2) of ERISA or any other retirement plan, nor do any unfunded Liabilities exist with respect to any employee benefit plan, past or present. No employee benefit plan, any trust created thereunder or any trustee or administrator thereof has engaged in a "prohibited transaction," as defined in Section 4975 of the Code, which may have an adverse effect on the condition, financial or otherwise, of Ocean.

    6.22 Environmental Matters. Ocean is a development stage company with no significant business operations and therefore does not currently require any Environmental Permits. There are no presently pending or, to the best of Ocean's Knowledge, threatened Actions or Orders against or involving Ocean (including any other Persons or entities for whose acts or omissions Ocean is responsible) relating to any alleged past or ongoing violation of any Environmental Laws or Environmental Permits, nor is Ocean subject to any Liability for any such past or ongoing violation. Ocean has kept all records and made all filings required by applicable Laws with respect to emissions or potential emissions into the environment of solids, liquids, gases, heat, light, noise, radiation and other forms of matter or energy and the proper disposal of materials, including Solid Waste.

    6.23 Absence of Certain Business Practices. Neither Ocean nor any officer, employee or agent of Ocean, nor any other Person acting on behalf of Ocean, has, directly or indirectly, within the past five years, given or agreed to give any gift or similar benefit to any Person who is or may be in a position to help or hinder Ocean's business (or assist Ocean in connection with any actual or proposed transaction) which (a) might subject the Surviving Corporation to any material damage or penalty in any Action or which might have a material effect on Ocean or its assets and properties, (b) if not given in the past, might have had a material effect on Ocean's business or its assets and properties, or (c) if not continued in the future, might have a material effect on Ocean's business or its assets and properties or subject it to suit or penalty in any Action.


    6.24 Agreements and Transactions with Related Parties. Except as set forth in Schedule 6.24 or as contemplated by this Agreement, Ocean is not, directly or indirectly, a party to any contract, agreement or lease with, or any other commitment to, (a) any party owning, or formerly owning, beneficially or of record, directly or indirectly, any the Ocean Common Stock,
(b) any Affiliate of such party, (c) any director or officer of Ocean, (d) any Person in which any of the foregoing parties has, directly or indirectly, at least a five percent (5.0%) beneficial interest in the capital stock or other type of equity interest of such Person, or (e) any Related Parties.

    6.25 Absence of Changes. Except as expressly provided for in this Agreement, or as set forth in Schedule 6.25, since the date of the Ocean Financial Statements:

       (a) there has been no change in the business, assets, properties, Liabilities, affairs, results of operations, condition (financial or otherwise), cash flows or prospects of Ocean or its relationships with suppliers, customers, employees, lessors or others, other than changes in the ordinary course of business, none of which has had or will have a material adverse effect on Ocean;

       (b) there has been no damage, destruction or loss to the assets, properties, or business of Ocean;

       (c) the business of Ocean has been operated in the ordinary course and consistent with its prior practices;

       (d) the books, accounts and records of Ocean have been maintained in the usual, regular and ordinary manner on a basis consistent with prior years and in accordance with GAAP, and there has been no amendment to the articles of incorporation or bylaws of Ocean, except as may be required by the terms of this Agreement;

       (e) there has been no declaration, setting aside or payment of any dividend or other distribution on or in respect of the share capital of Ocean, nor has there been any direct or indirect redemption, retirement, purchase or other acquisition of any of the share capital or other securities of Ocean;

       (f) no Liability of Ocean has been discharged or satisfied, other than in the ordinary course of business and consistent with prior practice;

       (g) Ocean has not discontinued or determined to discontinue the sale of material products previously sold by Ocean;

       (h) there has been no Lien (other than Liens for current Taxes which are not past due) created on or in the assets of Ocean;

       (i) there has been no sale, transfer, lease or other disposition of any material asset or assets of Ocean, except in the ordinary course of Ocean's business, and no material debt to, or claim or right of, Ocean has been canceled, compromised, waived or released;

       (j) there has been no amendment, termination or waiver of, or any notice of any amendment, termination or waiver of, any material right of the Ocean under any Ocean Contract or under any franchise, certificate, license, permit or authorization from any Government;

       (k) Ocean has not entered into any agreement, contract, lease or license outside the ordinary course of business;


       (l) Ocean has not delayed or postponed the payment of any accounts payable or other Liabilities outside the ordinary course of business;

       (m) except as contemplated by this Agreement, there has been no change in the authorized or issued share capital of Ocean or the outstanding Shares or other securities of Ocean; and

       (n) there has been no issuance or sale of any promissory note, stock, bond, option or other security of which Ocean was an issuer or obligor.

    6.26    Intentionally Deleted

    6.27 Bank Accounts; Safety Deposit Boxes. Schedule 6.27 contains a list of each and every bank in which Ocean maintains an account or safety deposit box, the account numbers, and the names of all Persons who are authorized to draw on or have access to the accounts.

    6.28    Intentionally Deleted

    6.29    Intentionally Deleted

    6.30 Full Disclosure. To the best Knowledge of Ocean and DS, none of the representations and warranties made by Ocean or DS, or in any exhibit, certificate or memorandum furnished or to be furnished by Ocean or DS, pursuant hereto, contains or will contain any untrue statement of material fact, or omits any material fact, the omission of which would be misleading.

    6.31. Affirmative Covenants. Prior to Closing, Ocean will do the following:
       (a) use its best efforts to accomplish all actions necessary to consummate this Agreement, including satisfaction of all conditions contained in this Agreement; and

       (b) promptly notify MFI in writing of any material adverse change in the financial condition, business, operations or key personnel of Ocean, any threatened material litigation or investigation, any breach of its representations or warranties contained herein, and any material contract, agreement, license or other agreement which, if in effect on the date of this Agreement, should have been included in this Agreement or in an exhibit annexed hereto and made a part hereof.

7.    INTENTIONALLY DELETED.

8.    CONDITIONS TO OBLIGATIONS OF OCEAN

    All obligations of Ocean under this Agreement are subject to the fulfillment and satisfaction of each and every one of the following conditions on or prior to the Closing, any or all of which may be waived in whole or in part by Ocean, provided that no such waiver will be effective unless it is set forth in a writing executed by Ocean:

    8.1 Representations and Warranties. All the MFI representations and warranties contained in this Agreement will be true and correct as of the date when made and will be deemed to be made again at and as of the date of the Closing and will be true and correct at and as of such time, and MFI shall have delivered to Ocean an officer's certificate, dated the Closing Date, to such effect and in form and substance reasonably satisfactory to Ocean.

    8.2 Compliance with Agreements and Conditions. MFI will have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the date of the Closing.

    8.3 Authority. All action required to be taken by, or on the part of, MFI to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, shall have been duly and validly taken.

    8.4 Government Consents. Ocean and MFI will have received any required consents from any and all public or governmental authorities, bodies or agencies (including, without limitation, any quasi-governmental agencies or public corporations or self-regulatory bodies) or judicial authority having jurisdiction over the transactions contemplated by this Agreement, or any part of it.

    8.5 No Material Adverse Change. There will have been no material adverse change in the financial condition, results of operations, business or assets of MFI since the date of the Financial Statements, and MFI shall have delivered to Ocean an officer's certificate, dated the Closing Date, to such effect and in form and substance reasonably satisfactory to Ocean.

    8.6 No Inconsistent Requirements. No Action will have been instituted by any Government or Person (i) against a party to this Agreement to restrain or prohibit the consummation of the transactions in this Agreement or (ii) which could reasonably be expected to have a material adverse effect on MFI.

    8.7 Escrow. $250,000 shall have been deposited in the escrow account of Boylan, Brown to satisfy MFI's obligation to pay $250,000 to BlueMark for services provided to MFI in connection with certain of the transactions contemplated by this Agreement.

    8.8 Private Placement. MFI shall have received and accepted subscriptions for a minimum aggregate investment of $2,000,000 under the terms of its Private Placement Memorandum dated December, 2002.

    8.9 Dissenters. Prior to the taking of the vote on the Merger, written notices of intent to demand payment in accordance with Sections 92A.300 to 92A.500 inclusive of the NRS will not have been delivered with respect to more than 10% of the outstanding shares of Ocean Common Stock.

    8.10 Sale of Control Shares. Pursuant to a separate transaction, the sale of shares by certain Ocean shareholders representing a controlling interest will have been completed.

9.    CONDITIONS TO OBLIGATIONS OF MFI

All obligations of MFI under this Agreement are subject to the fulfillment and satisfaction of each and every one of the following conditions on or prior to the Closing, any or all of which may be waived in whole or in part by MFI:

    9.1 Representations and Warranties. All the Ocean representations and warranties contained in this Agreement will be true and correct as of the date when made and will be deemed to be made again at and as of the date of the Closing and will be true and correct at and as of such time, and Ocean shall have delivered to MFI an officer's certificate, dated the Closing Date, to such effect and in form and substance reasonably satisfactory to MFI.

    9.2 Compliance with Agreements and Conditions. Ocean will have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by Ocean prior to or on the date of the Closing.

    9.3 Authority. All action required to be taken by, or on the part of MFI, to authorize the execution, delivery and performance of this Agreement by MFI and the consummation of the transactions contemplated hereby, shall have been duly and validly taken.

    9.4 Government Consents. Ocean and MFI will have received any required consents from any and all public or governmental authorities, bodies or agencies (including, without limitation, any quasi-governmental agencies or public corporations or self-regulatory bodies) or judicial authority having jurisdiction over the transactions contemplated by this Agreement, or any part of it.

    9.5 No Inconsistent Requirements. No Action will have been instituted by any Government or Person (i) against a party to this Agreement to restrain or prohibit the consummation of the transactions in this Agreement or (ii) which could reasonably be expected to have a material adverse effect on Ocean.

    9.6 No Material Adverse Change. There will have been no material adverse change in the financial condition, results of operations, business or assets of Ocean since the date of the Ocean Financial Statements, and Ocean shall have delivered to MFI an officer's certificate, dated the Closing Date, to such effect and in form and substance reasonably satisfactory to MFI.

    9.7 Private Placement. MFI shall have received and accepted subscriptions for a minimum aggregate investment of $2,000,000 under the terms of its Private Placement Memorandum dated December, 2002.

10.    INDEMNITIES

    10.1 Indemnification by Stewart. In accordance with and subject to the provisions of this Article 10, Stewart will indemnify and hold harmless the Surviving Corporation, Ocean, their Affiliates, and the officers, directors, agents and employees of the Surviving Corporation, Ocean and their Affiliates (collectively, the "Ocean Indemnities") from and against and in respect of any and all loss, damage, Liability, cost and expense, including reasonable attorneys' fees and amounts paid in settlement (collectively, the "Ocean Indemnified Losses"), suffered or incurred by any one or more of the Ocean Indemnities by reason of, or arising out of:

       (a) any misrepresentation or breach of representation or warranty contained in this Agreement, the Schedules attached hereto or any certificate, instrument, agreement or other writing delivered at Closing by or on behalf of Stewart or MFI pursuant to this Agreement or in connection with the transactions contemplated in this Agreement, or the breach of any covenant or agreement of Stewart or MFI contained in this Agreement or in the Schedules attached hereto or any certificate, instrument, agreement or other writing delivered at Closing to Ocean by or on behalf of MFI pursuant to this Agreement or in connection with the transactions contemplated in this Agreement; and

       (b) any and all Actions, Orders, assessments, fees and expenses incident to any of the foregoing or incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing this indemnification.

    10.2 Indemnification by DS. In accordance with and subject to the provisions of this Article 10, DS will indemnify and hold harmless the Surviving Corporation, MFI, their Affiliates, and the officers, directors, agents and employees of MFI, the Surviving Corporation and their Affiliates (collectively, the "MFI Indemnities") from and against and in respect of any and all loss, damage, Liability, cost and expense, including reasonable attorneys' fees and amounts paid in settlement (collectively, the "MFI Indemnified Losses"), suffered or incurred by any one or more of the MFI Indemnitees by reason of, or arising out of:

       (a) any misrepresentation or breach of representation or warranty contained in this Agreement, the Schedules attached hereto or any certificate, instrument, agreement or other writing delivered at Closing by or on behalf of DS or Ocean pursuant to this Agreement or in connection with the transactions contemplated in this Agreement, or the breach of any covenant or agreement of DS or Ocean contained in this Agreement or in the Schedules attached hereto or any certificate, instrument, agreement or other writing delivered at Closing to MFI or Stewart by or on behalf of DS or Ocean pursuant to this Agreement or in connection with the transactions contemplated in this Agreement; and

       (b) any and all Actions, Orders, assessments, fees and expenses incident to any of the foregoing or incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing this indemnification.

    10.3 Survival. The representations and warranties of Stewart and DS, contained in this Agreement, or in any certificate, instrument, agreement or other writing delivered by or on behalf of Stewart, DS, Ocean or MFI pursuant to this Agreement or in connection with the transactions contemplated in this Agreement, will survive any investigation made by MFI or Ocean and the consummation of the transactions contemplated in this Agreement and will continue in full force and effect for the periods specified below ("Survival Period"):

       (a) the representations and warranties relating to the reporting, payment or Liability for Taxes or relating to labor and employment matters or environmental matters will survive until the expiration of any applicable statute or period of limitations, and any extensions; and

       (b) all other representations and warranties will be of no further force and effect after the expiration of one (1) year from and after the date of this Agreement.

11.    TERMINATION

    11.1 Ability to Terminate. This Agreement may be terminated: (a) by any party if the conditions to Closing contained in Articles 8 and 9 will not have been satisfied or waived in writing on or before January 31, 2003; provided, however, a party will promptly notify the other parties to this Agreement in writing if it becomes aware of circumstances which would cause such other party to breach or be unable to comply with or perform the conditions to Closing contained in Articles 8 or 9 as applicable; (b) by mutual agreement of the parties hereto at any time prior to the Closing; (c) by the board of directors of Ocean at any time prior to Closing if a material breach or default of this Agreement shall be made by MFI; and (d) by the board of directors of MFI at any time prior to Closing if a material breach or default of this Agreement shall be made by Ocean. Upon any such termination, no party will have any further rights, Liabilities or obligations under this Agreement; provided, however, if any of the terms and conditions contained in this Agreement have been breached by any party, the non-breaching parties may pursue whatever rights and remedies they may have at Law, in equity or otherwise by reason of such breach regardless of such termination, and such termination will not constitute an election of remedies.

12.    MISCELLANEOUS

    12.1 Notices. All notices or other communications required or permitted to be given or made under this Agreement will be in writing and delivered personally or sent by pre-paid, first class certified or registered mail, return receipt requested, or by facsimile transmission, to the intended recipient at its address or facsimile number set out below with copies to the designated Persons. Any such notice or communication will be deemed to have been duly given immediately (if given or made in person or by facsimile confirmed by mailing a copy to the recipient in accordance with this Paragraph
12.1 on the date of such facsimile), or five days after mailing (if given or made by mail), and in proving same it will be sufficient to show that the envelope containing the same was delivered to the delivery service and duly addressed, or that receipt of a facsimile was confirmed by the recipient as provided above. The addresses and facsimile numbers of the parties for purposes of this Agreement are set forth on the signature page below their respective signatures. Any party may change the address to which notices or other communications to such party will be delivered or mailed by giving notice to the other parties to this Agreement in the manner provided in this Agreement.

    12.2 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, and all of which together will constitute one and the same instrument, but in making proof of this Agreement, no party will be obligated to account for or provide more than one fully executed counterpart.

    12.3 Governing Law. The validity and effect of this Agreement will be governed by and construed and enforced in accordance with the Laws of the State of Nevada, without regard to its conflicts of Laws rules. Any legal proceeding or action arising from this Agreement or the transactions contemplated hereunder brought by Ocean or DS against Stewart or MFI shall be brought in a court of competent jurisdiction located in the State of Texas. Any legal proceeding or action arising from this Agreement or the transactions contemplated hereunder brought by Stewart or MFI against DS or Ocean shall be brought in a court of competent jurisdiction located in the State of Utah.

    12.4 Successors and Assigns. This Agreement will be binding upon and will inure to the benefit of the parties to this Agreement and their respective permitted successors and assigns.

    12.5 Partial Invalidity and Severability. All rights and restrictions contained in this Agreement may be exercised and will be applicable and binding only to the extent that they do not violate any applicable Laws and are intended to be limited to the extent necessary to render this Agreement legal, valid and enforceable. If any term of this Agreement, or part thereof, not essential to the commercial purpose of this Agreement will be held to be illegal, invalid or unenforceable by a Forum of competent jurisdiction, it is the intention of the parties that the remaining terms of this Agreement, or part thereof, will constitute their agreement with respect to the subject matter of this Agreement and all such remaining terms, or parts thereof, will remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement will be replaced by a valid provision which will implement the commercial purpose of the illegal, invalid or unenforceable provision.

    12.6 Waiver. Any term or condition of this Agreement may be waived at any time by the party which is entitled to the benefit of the term or condition, but only if such waiver is evidenced by a writing signed by such party. No failure on the part of any party to this Agreement to exercise, and no delay in exercising any right, power or remedy created under this Agreement, will operate as a waiver, nor will any single or partial exercise of any right, power or remedy by any party preclude any other or further exercise or the exercise of any other right, power or remedy. No waiver by any party to this Agreement of any breach of or default in any term or condition of this Agreement will constitute a waiver of or assent to any succeeding breach of or default in the same or any other term or condition of this Agreement.

    12.7 Headings. The headings of particular provisions of this Agreement are inserted for convenience only and will not be construed as a part of this Agreement or serve as a limitation or expansion on the scope of any term or provision of this Agreement.

    12.8 Number and Gender. Where the context requires, the use of the singular form in this Agreement will include the plural, the use of the plural will include the singular, and the use of any gender will include any and all genders.

    12.9 Entire Agreement. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and this Agreement contains the sole and entire agreement between the parties with respect to the matters covered by this Agreement. This Agreement will not be altered or amended except by an instrument in writing signed by or on behalf of the party entitled to the benefit of the provision against whom enforcement is sought.

13.    DEFINITIONS

    For purposes of this Agreement, the following capitalized terms will have the meanings specified with respect thereto below:

    13.1 "Action" will mean any action, suit, litigation, complaint, counterclaim, claim, petition, mediation contest, or administrative proceeding, whether at Law, in equity, in arbitration or otherwise, and whether conducted by or before any Government or other Person.

    13.2 "Affiliate" of any Person will mean any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with the former Person.

    13.3     Intentionally Deleted

    13.4 "Business Day" will mean any day other than a Saturday, a Sunday or a day on which commercial banks in the United States are required or authorized to be closed.

    13.5    "Closing" will have the meaning set forth in Paragraph 3.4.

    13.6    Intentionally Deleted

    13.7 "Contracts" means all existing written and oral material agreements and commitments of MFI or Ocean, as applicable, including, without limitation, all employment and consulting contracts, union contracts, distributorship agreements, agreements with suppliers and customers, leases, licenses, employee benefit plans, deferred compensation agreements, indentures, notes, bonds, mortgages, security agreements, loan agreements, guarantees, franchise agreements, agreements in respect of the issuance, sale, repurchase or transfer of MFI's or Ocean's, as applicable, share capital, bonds or other securities, powers of attorney, and any contract which involves a payment of more than $25,000 or has a term or requires performance over a period of more than 180 days.

    13.8 "Confidential Information" will have the meaning set forth in Paragraph 4.6.

    13.9 "Control" means a Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of another Person, whether through the ownership of voting securities, by contract or otherwise.

    13.10     Intentionally Deleted

    13.11 "Current SEC Documents" will have the meaning set forth in Paragraph 4.7.

    13.12    "Disclosee" will have the meaning set forth in Paragraph 4.6.

    13.13    "Disclosing Party" will have the meaning set forth in Paragraph
4.6.

    13.14    Intentionally Deleted

    13.15    "Effective Time" will have the meaning set forth in Paragraph 1.2.

    13.16 "Environmental Laws" will mean all federal, national, state, provincial, municipal, and local Laws, statutes, norms, ordinances, rules, regulations, general or particular conditions, conventions, requirements, decrees, covenants and common Law principles relating to health, safety and the environment, including without limitation, Laws, statutes, ordinances, rules, regulations, conventions, decrees, covenants and common Law principles relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or Hazardous Materials or wastes of every kind and nature into the environment (including without limitation ambient air, surface water, ground water, soil and subsoil), or otherwise relating to the manufacture, generation, processing, distribution, application, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes, or to occupational or worker safety and health, and any and all Laws, rules, regulations, codes, directives, guidelines, policies, plans, orders, decrees, judgments, injunctions, consent agreements, stipulations, provisions and conditions of Environmental Permits, licenses, injunctions, consent agreements, stipulations, certificates of authorization, and other operating authorizations, notices or demand letters issued, entered, promulgated or approved thereunder.

    13.17 "Environmental Permits" will mean all permits, licenses, certificates, approvals, authorizations, regulatory plans or compliance schedules required by applicable Environmental Laws, or issued by a Government pursuant to applicable Environmental Laws, or entered into by agreement of the party to be bound, relating to activities that affect human health or the environment, including without limitation, permits, licenses, certificates, approvals, authorizations, regulatory plans and compliance schedules for air emissions, water discharges, pesticide and herbicide or other agricultural chemical storage, use or application, and Hazardous Material or Solid Waste generation, use, storage, treatment and disposal.

    13.18    "ERISA" will have the meaning set forth in Paragraph 5.21.

    13.19     Intentionally Deleted

    13.20 "Exchange Act" will mean the Securities Exchange Act of 1934, as amended.

    13.21 "Forum" will mean any federal, national, state, local, municipal or foreign court, governmental agency, administrative body or agency, tribunal, private alternative dispute resolution system, or arbitration panel.

    13.22 "Financial Statements" will have the meaning set forth in Paragraph 5.7 and Paragraph 6.7.

    13.23 "GAAP" will mean generally accepted accounting principles, consistently applied.

    13.24 "Government" will mean any federal, national, state, provincial, local, municipal, or foreign government or any department, commission, board, bureau, agency, instrumentality, unit, or taxing authority thereof.

    13.25 "Hazardous Material" will mean any substance or material, including without limitation raw materials, commercial products and wastes or waste products that, because of its quantity, concentration, or physical, chemical or infectious characteristics may cause or significantly contribute to an increase in mortality or an increase in serious, irreversible or incapacitating illness, or pose a substantial hazard to human health or the environment, including without limitation all substances and materials designated as hazardous or toxic under any applicable Environmental Law.

    13.26 "Hereof," "herein," "hereunder" and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement, and "article," "paragraph", "Exhibit" and like references are to this Agreement unless otherwise specified.

    13.27     Intentionally Deleted

    13.28    Intentionally Deleted

    13.29    Intentionally Deleted

    13.30 "Known," "to the Knowledge of," "to the best Knowledge of," "aware" or words of similar import employed in this Agreement with reference to any individual or entity will be conclusively presumed to mean that the Person or entity has reviewed and bases their Knowledge on the information set forth in the entities financial statements and regulatory filings.

    13.31 "Law" will mean all federal, national, state, provincial, local, municipal or foreign constitutions, statutes, rules, regulations, ordinances, acts, codes, legislation, treaties, conventions, judicial decisions and similar laws and legal requirements, whether of the United States of America or any other jurisdiction as in effect from time to time.

    13.32 "Liability" will mean any liability or obligation whether known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated and whether due or to become due.

    13.33 "Lien" will mean any mortgage, pledge, hypothecation, security interest, encumbrance, claim, restriction on use, lien or charge of any kind, or any rights of others, however evidenced or created (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the lien notice records or other similar legislation of any jurisdiction.

    13.34    "Merger" will have the meaning set forth in Paragraph 1.1.

    13.35    Intentionally Deleted.

    13.36 "Orders" will mean all applicable orders, writs, judgments, decrees, rulings, consent agreements, and awards of or by any Forum or entered by consent of the party to be bound.

    13.37    "Other Agreements" will have the meaning set forth in Paragraph
5.1(b).

    13.38    "Ocean" will have the meaning set forth in the Preamble.

    13.39    "Ocean Common Stock" will have the meaning set forth in Paragraph
3.2.

    13.40 "Person" will include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a Government.

    13.41    Intentionally Deleted

    13.42    Intentionally Deleted.

    13.43    Intentionally Deleted

    13.44    Intentionally Deleted

    13.45    "Related Parties" will have the meaning set forth in Paragraph
5.24.

    13.46    "SEC" will have the meaning set forth in Paragraph 3.3(b).

    13.47    "SEC Documents" will have the meaning set forth in Paragraph 4.7.

    13.48    "Securities Act" will have the meaning set forth in Paragraph 3.3.

    13.49    "Shareholders" will have the meaning set forth in the Preamble.

    13.50    "Shares" will have the meaning set forth in the Recitals.

    13.51 "Solid Waste" will mean any garbage, refuse, sludge from a waste treatment plant, water supply treatment plant, or air pollution control facility and other discarded material, including solid, liquid, semisolid, or contained gaseous material resulting from industrial, commercial, mining and agricultural operations, and from community activities.

    13.52    "Survival Period" will have the meaning set forth in Paragraph
10.3.

    13.53 "Surviving Corporation" will have the meaning set forth in Paragraph 1.1.

    13.54 "Taxes" will mean any present or future taxes, levies, imposts, duties, assessments, deductions, withholdings or other charges of whatever nature, including without limitation income, gross receipts, excise, property, sales, use, customs, value added, consumption, transfer, license, payroll, employee income, withholding, social security, and franchise taxes, now or hereafter imposed or levied by the United States of America or any Government or by any department, agency or other political subdivision or taxing authority thereof or therein, all deposits required in connection therewith, and all interests, penalties, additions to tax, and other similar Liabilities with respect thereto.

    13.55 "Territory" will mean the United States, its territories and possessions.

    14.  NOTICES

    14.1 Copies of all notices to the following parties will be sent to the additional Persons set forth alongside the relevant party at the address shown:

    If notice to MFI or Stewart, a copy to:

    John R. Pearce, Esq.
    Pearce Law Group
    17110 North Dallas Parkway
    Suite 210
    Dallas, Texas 75248

    If Notice to Ocean or DS, a copy to:

    Melissa Mahler
    Boylan, Brown, Code, Vigdor & Wilson
    2400 Chase Square
    Rochester, NY 14614




[Signature Page Follows]

       IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized agents as of the day and year first above written.

OCEAN EXPRESS LINES, INC.

By:
Name:    ________
Title:
[Address]
[City and Zip]
Attn:  _______________
Facsimile No.:  ___________________


MEDIA FUSION, INC.


By:
Name:    William "Luke" Stewart
Title:    CEO
201 East Polk
Richardson, Texas  75081
Attn: William "Luke"Stewart
Facsimile No.: (972)705-9472



________________________________________
WILLIAM "LUKE" STEWART, Individually
                        17250 Knoll Trail #407
                        Dallas, Texas  75248



_________________________________________
H. DEWORTH WILLIAMS, Individually



Annex 3

                         OCEAN EXPRESS LINES, INC.

                         REGISTRATION RIGHTS PLAN


            1. DEFINITIONS

       "Commission" means the Securities and Exchange Commission.

       "Common Stock" means the common stock, par value $.0001, of the Company.

       "Company" means Ocean Express Lines, Inc.

       "Company Notice" means a notice from the Company (1)advising a Holder that (a) a Registration Notice has been received, (b) such Holder is entitled to have some or all of such Holder's Registrable Securities included in the demanded registration, (c) if such Holder does not deliver to the Company a duly executed Notice of Intention to Participate, within 15 days of the date of the Company Notice, at the address specified in the Company Notice, such Holder's right to have shares registered pursuant to this Plan shall be forfeited and (2) enclosing a copy of this Plan and of the form of Notice of Intention to Participate attached to this Plan as Exhibit A.

       "Effective Date" means the date that the Registration Statement is declared effective by the Commission.

        "Electing Holder" means a Holder who properly and timely delivers a Notice of Intention to Participate to the Company.

        "Notice of Intention to Participate" means a Notice of Intention to Participate in the form attached to this Plan as Exhibit A.

        "Holder" means any Person owning Registrable Securities on the date the Registration Notice is given.

        "Plan" means this Registration Rights Plan.

        "Registrable Securities" means those shares of Common Stock outstanding on the date of the adoption of this Plan and up to 882,000 shares of Common Stock, if issued to BlueMark Asset Management, Inc., pursuant to an Agreement and Plan of Merger proposed to be entered into among the Company, Media Fusion, Inc. and Power Measurement, Inc.

        "Registered Securities" means those Registrable Securities included in the Registration Statement.

        "Registration Default"  means the event set forth in Section 2(g)

        "Registration Notice" means a notice given to the Company by one or more Holders of Registrable Securities, notifying the Company that such Holders desire to have shares of Registrable Securities held by them registered in accordance with this Plan, setting forth the number of Registrable Securities then held by each of them as to which registration is demanded and designating a Representative.

        "Registration Period" means the date commencing on the date of the adoption of this plan and ending on the earlier of the date upon which a Registration Notice is given or June 30, 2003.

        "Registration Statement" means a registration statement on Form SB-2, or any other registration statement form for which the Company is eligible on the date of a Registration Notice.

        "Representative" means an individual designated in the Registration Notice who is authorized to act on behalf of all of the Electing Holders.

        "Securities Act" means the Securities Act of 1933, as amended

            2. REGISTRATION RIGHTS WITH RESPECT TO THE REGISTRABLE SECURITIES

              (a) If the Company shall receive a Registration Notice from the Holders of not less than 50% of the Registrable Securities during the Registration Period, then the Company shall proceed to file a registration statement with respect to the Registrable Securities in accordance with the further provisions of this Section 2 and Section 4 of this Plan.

              (b) Promptly after receipt of a Registration Notice, the Company shall send a Company Notice to each Holder, at the address shown for such Holder on the stock register of the Company on the date such Registration Notice is received. The Company Notice shall be delivered in person or sent via United States registered or certified mail, postage prepaid, returned receipt requested.

              (c) Promptly (but in no event later than 45 days) after the expiration of the 15-day period specified in the Company Notice, the Company will prepare and file with the Commission a Registration Statement that will permit a resale of the Registrable Securities held by the Electing Holders, as selling stockholders and not as underwriters.

              (d) The Company shall use diligent best efforts to cause the Registration Statement to become effective as soon as practical following the filing of the Registration Statement. The Company will notify the Electing Holders and its transfer agent of the effectiveness of the Registration Statement within one business day of such event.

              (e) The Company will maintain the Registration Statement or post-effective amendment filed hereunder effective under the Securities Act until the earliest of (i) the date that all of the Registrable Securities included in the Registration Statement have been sold pursuant to such Registration Statement, (ii) the date all of the Electing Holders receive an opinion of counsel to the Company, which counsel shall be reasonably acceptable to such Electing Holders, that such Registrable Securities may be sold under the provisions of Rule 144 promulgated by the Commission without limitation as to volume, (iii) all Registrable Securities included in the Registration Statement have been transferred by the Holders thereof, or (iv) one year from the Effective Date.

              (f) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement under this Section 2 and in complying with applicable securities and blue sky laws (including, without limitation, all attorneys' fees of the Company) shall be borne by the Company. The Electing Holders of Registrable Securities shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Registrable Securities being registered. The Electing Holders' Representative and the Electing Holders' counsel shall have a reasonable period, not to exceed 15 trading days, to review the proposed Registration Statement or any amendment thereto, prior to filing with the Commission, and the Company shall provide the Representative with copies of any comment letters received from the Commission with respect thereto within two business days of receipt thereof. The Company shall qualify any of the Registrable Securities for sale in such states as the Electing Holders reasonably designate and shall furnish indemnification in the manner provided in Section 5 hereof. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the Electing Holders, or which will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process. The Company at its expense will supply each of the Electing Holders with copies of the applicable Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by any of the Electing Holders.

              (g) In the event that the Registration Statement is not filed by the Company in a timely manner as set forth in Section 2(a) unless such Registration Default is due to the failure of one or more Electing Holders to satisfy its obligations contained in this Plan, the Company shall issue to each Electing Holder who continues to own Registrable Securities as of the first day of such Registration Default and for every consecutive month in which such Registration Default is continuing, as liquidated damages, and not as a penalty one (1) share of Common Stock for each one hundred (100) shares of Registrable Securities owned by such Electing Holder on that date, until such Registration Default no longer exists; provided, however, that the issuance of such shares of Common Stock shall not relieve the Company from its obligations to register the Registrable Securities, or to use its best efforts to maintain effective the Registration Statement with respect to such Registrable Securities, pursuant to this Section.

            3. COOPERATION WITH COMPANY

    Each Electing Holder will cooperate with the Company in all respects in connection with the registration of such Electing Holder's Registrable Securities, including timely supplying all information reasonably requested by the Company (which shall include all information regarding such Electing Holder and proposed manner of sale of such Registrable Securities required to be disclosed in any Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing its obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering. No Electing Holder shall be required to consent to be named as an underwriter in any Registration Statement. The obligation of the Company to register the Registrable Securities shall be absolute and unconditional as to those Registrable Securities which the Commission will permit to be registered without naming any Electing Holder as underwriters. Any delay or delays caused by an Electing Holder by failure to cooperate as required hereunder shall not constitute a Registration Default as to such Electing Holder.

            4. REGISTRATION PROCEDURES

    If and whenever the Company is required by any of the provisions of this Plan to effect the registration of any of the Registrable Securities under the Securities Act, the Company shall (except as otherwise provided herein), as expeditiously as possible, subject to the Electing Holders' assistance and cooperation as reasonably required with respect to the Registration Statement:

              (a) (i) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registered Securities whenever any of the Electing Holders shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of Registered Securities from time to time in connection with a registration statement pursuant to Rule 415 promulgated under the Securities
Act) and (ii) take all lawful action such that each of (A) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (B) the prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

              (b) (i) prior to the filing with the Commission of the Registration Statement (including any amendments thereto) and the distribution or delivery of any prospectus (including any supplements thereto), provide draft copies thereof to the Representative and reflect in such documents all such comments as the Representative (and counsel to the Electing Holders) reasonably may propose; (ii) furnish to each of the Electing Holders such numbers of copies of a prospectus including a preliminary prospectus or any amendment or supplement to any prospectus, as applicable, in conformity with the requirements of the Securities Act, and such other documents, as any of the Electing Holders may reasonably request in order to facilitate the public sale or other disposition of the Registered Securities owned by such Electing Holder; and (iii) provide to the Electing Holders copies of any comments and communications from the Commission relating to the Registration Statement, if lawful to do so;

              (c) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as any of the Electing Holders shall reasonably request (subject to the limitations set forth in Section 2(f) above), and do any and all other acts and things which may be necessary or advisable to enable such Electing Holder to consummate the public sale or other disposition in such jurisdiction of the Registered Securities owned by such Electing Holder;

              (d) list such Registered Securities on the markets, if any, where the Common Stock of the Company is listed as of the effective date of the Registration Statement, if the listing of such Registered Securities is then permitted under the rules of such markets;

              (e) notify the Electing Holders at any time when a prospectus relating thereto covered by the Registration Statement is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company shall prepare and file a curative amendment under Section 4(a) as quickly as reasonably possible and during such period, the Electing Holders shall not make any sales of Registered Securities pursuant to the Registration Statement;

              (f) after becoming aware of such event, notify each of the Electing Holders who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, rescission or removal of such stop order or other suspension;

              (g) cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as any of the Electing Holders reasonably may request and registered in such names as any of the Electing Holders may request; and, within three business days after a Registration Statement which includes Registrable Securities is declared effective by the Commission, deliver and cause legal counsel selected by the Company to deliver to the transfer agent for the Registrable Securities (with copies to the Electing Holders) an appropriate instruction and, to the extent necessary, an opinion of such counsel;

              (h) take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Electing Holders of their Registered Securities in accordance with the intended methods therefor provided in the prospectus which are customary for issuers to perform under the circumstances;

              (i) maintain a transfer agent and registrar for the Common
Stock.

            5. INDEMNIFICATION

              (a) To the maximum extent permitted by law, the Company shall indemnify and hold harmless each of the Electing Holders, each person, if any, who controls any of the Electing Holders within the meaning of the Securities Act, and each director, officer, shareholder, employee, agent, representative, accountant or attorney of the foregoing against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Plan, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees and expenses), to which such person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, or any related final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent, and only to the extent, that any such loss, claim, damage or liability arises out of or is based upon (i)an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by any Electing Holder, any of their counsel, or any of their affiliates, specifically for use in the preparation thereof or (ii) such person's failure to deliver to the purchaser a copy of the most recent prospectus (including any amendments or supplements thereto). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

              (b) Promptly after receipt by an Electing Holder under this
Section 5 of notice of the commencement of any action against such Electing Holder, such Electing Holder will, if a claim in respect thereof is to be made against the Company under this Section 5, notify the Company in writing of the commencement thereof; but the omission so to notify the Company will not relieve the Company from any liability which it may have to any Electing Holder except to the extent the failure of the Electing Holder to provide such written notification actually prejudices the ability of the Company to defend such action. In case any such action is brought against any Electing Holder, and it notifies the Company of the commencement thereof, the Company will be entitled to participate in, and, to the extent that it may wish, assume the defense thereof, subject to the provisions herein stated and after notice from the Company to such Electing Holder of its election so to assume the defense thereof, the Company will not be liable to such Electing Holder under this Section 5 for any legal or other expenses subsequently incurred by such Electing Holder in connection with the defense thereof other than reasonable costs of investigation, unless the Company shall not pursue the action to its final conclusion. The Electing Holder shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Electing Holder if the Company has assumed the defense of the action with counsel reasonably satisfactory to the Electing Holder; provided, however, that the fees and expenses of such counsel shall be at the expense of the Company if either(i) the employment of such counsel has been specifically authorized in writing by the Company, or (ii) the named parties to any such action (including any interpleaded parties) include both the Electing Holder and the Company and the Electing Holder shall have been reasonably advised by its counsel that there may be one or more legal defenses available to the Company different from or in conflict with any legal defenses which may be available to the Electing Holder or any other indemnified party (in which case the Company shall not have the right to assume the defense of such action on behalf of such Electing Holder, it being understood, however, that the Company shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for all of the Electing Holders, which firm shall be designated in writing by the Electing Holders). No settlement of any action against an Electing Holder shall be made without the prior written consent of the Electing Holder, which consent shall not be unreasonably withheld so long as such settlement includes a full release of claims against the Electing Holder.

    All fees and expenses of the indemnified Electing Holder (including reasonable costs of defense and investigation in a manner not inconsistent with this Section and all reasonable attorneys' fees and expenses) shall be paid to the Electing Holder, as incurred, within 10 Trading Days of written notice thereof to the Electing Holder; provided, that the Company may require such Electing Holder to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Electing Holder is not entitled to indemnification hereunder.

            6. NOTICES

    Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be effective upon personal delivery or upon mailing of such notice with postage prepaid, return receipt requested, addressed, in the case of a notice to a Holder to the address of such Holder at the last address shown on the Company's stock ledger and, in the case of a notice to the Company, at the following address:

    Ocean Express Lines, Inc.,
    54 West South, Suite 220
    Salt Lake City, Utah 84101

with a copy to:

    Boylan, Brown, Code, Vigdor & Wilson, LLP
    2400 Chase Square
    Rochester, NY 14604
    Attn:  Melissa A. Mahler, Esq.

    or to such address as the Company may designate in a notice given in accordance with the foregoing.

            7. ADDITIONAL COVENANTS OF THE COMPANY

    For so long as it shall be required to maintain the effectiveness of the Registration Statement, the Company shall file all reports and information required to be filed by it with the Commission in a timely manner and take all such other action so as to maintain such eligibility for the use of the applicable form.

            8. AMENDMENT AND TERMINATION

    Until the expiration of the Registration Period, this Plan may not be amended or terminated without the unanimous written consent of the Holders. After the expiration of the Registration Period, this Plan may not be amended or terminated without the unanimous written consent of the Electing Holders who continue to hold Registered Securities. This Plan shall terminate when the obligations set forth in section 2(e) expire, provided that the indemnification obligations of the Company contained in this Plan shall survive such termination.



                              EXHIBIT A

                  NOTICE OF INTENTION TO PARTICIPATE

Ocean Express Lines, Inc.
______________________
______________________

Gentlemen:

    Reference is made to a Company Notice dated _______________, 2003, given by Ocean Express Lines, Inc. (the "Company") pursuant to a Stock Registration Rights Plan (the "Plan") adopted by the Company on December __, 2002. All terms that are capitalized herein and are defined in the Plan shall have the same meanings as ascribed to them in the Plan, unless otherwise defined herein.

    Pursuant to the Plan, the undersigned hereby elects to participate in the registration described in the Company Notice in accordance with the terms of the Plan, and to have the Company register for resale by the undersigned __________________ shares of Registrable Securities owned by the undersigned. In connection with such registration, the undersigned agrees as follows:

            1. COOPERATION WITH COMPANY

    The undersigned will cooperate with the Company in all respects in connection with such registration, including (i) timely supplying all information reasonably requested by the Company (which shall include all information regarding the undersigned and the proposed manner of sale of the Registrable Securities required to be disclosed in the Registration Statement) (ii) executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and
(iii) entering into and performing its obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering. Nothing in this Agreement shall obligate the undersigned to consent to be named as an underwriter in any Registration Statement.

            2. INDEMNIFICATION

              (a) To the maximum extent permitted by law, the undersigned agrees to indemnify and hold harmless the Company, and each officer and director of the Company or person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees and expenses) to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the undersigned, the undersigned's counsel or affiliates, specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the undersigned may otherwise have under this Notice, the Plan or otherwise. Notwithstanding anything to the contrary herein, the undersigned shall be liable under this Section 2 for only that amount as does not exceed the net proceeds to the undersigned as a result of the sale of Registrable Securities pursuant to the Registration Statement.

              (b) Promptly after receipt by the Company of notice of the commencement of any action against it, the Company will, if a claim in respect thereof is to be made against the undersigned, notify the undersigned in writing of the commencement thereof; but the omission so to notify the undersigned will not relieve the undersigned from any liability which it may have to any Company except to the extent the failure of the Company to provide such written notification actually prejudices the ability of the undersigned to defend such action. In case any such action is brought against the Company, and it notifies the undersigned of the commencement thereof, the undersigned will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to the Company of its election so to assume the defense thereof, the undersigned will not be liable to the Company under this Section 2 for any legal or other expenses subsequently incurred by the Company in connection with the defense thereof other than reasonable costs of investigation, unless the undersigned shall not pursue the action to its final conclusion. The Company shall have the right to employ one or more separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the undersigned in if the undersigned has assumed the defense of the action with counsel reasonably satisfactory to the Company unless (i) the employment of such counsel has been specifically authorized in writing by the undersigned, or (ii) the named parties to any such action (including any interpleaded parties) include both the Company and the undersigned and the Company shall have been advised by its counsel that there may be one or more legal defenses available to the undersigned different from or in conflict with any legal defenses which may be available to the Company or any other indemnified party (in which case the undersigned shall not have the right to assume the defense of such action on behalf of the Company, it being understood, however, that the undersigned shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the Company, which firm shall be designated in writing by the Company). No settlement of any action against the Company shall be made without the prior written consent of the Company, which consent shall not be unreasonably withheld so long as such settlement includes a full release of claims against the Company. All fees and expenses of the Company (including reasonable costs of defense and investigation in a manner not inconsistent with this Section and all reasonable attorneys' fees and expenses) shall be paid to the Company, as incurred, within 10 days of written notice thereof to the undersigned; provided, that the undersigned may require the Company to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that the Company is not entitled to indemnification hereunder.

        3. REPRESENTATIVE

The undersigned agrees that the Representative designated in the Registration Notice is authorized to act on behalf of the undersigned in connection with such registration, but such grant of authority shall not in any respect limit the obligations of the undersigned contained in this Notice or in the Plan.


Very truly yours,


____________________________

____________________________
(Print name of Stockholder)

Annex 4

                       MEDIA FUSION, INC.
                  (A DEVELOPMENT STAGE COMPANY)

                         BALANCE SHEET

                        OCTOBER 25, 2002

                             ASSETS

CURRENT ASSETS
  Cash                                                     $      182
                                                           ----------

        TOTAL CURRENT ASSETS                                      182
                                                           ----------

OTHER ASSETS

  License Agreement                                            63,775
  Deferred Offering Cost                                      104,576
                                                           ----------

        TOTAL OTHER ASSETS                                    198,351
                                                           ----------

        TOTAL ASSETS                                       $  198,533
                                                           ==========


               LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

  Accounts Payable - Note 2                                $  188,343
                                                           ----------

        TOTAL CURRENT LIABILITIES                             188,343
                                                           ----------

STOCKHOLDERS' EQUITY - Notes 3 and 4

  Common Stock $0.001 par value; 50,000,000 Shares
    Authorized; 179,117 Shares Issued and Outstanding             179
  Paid-In-Capital                                              10,011
                                                           ----------

        TOTAL STOCKHOLDERS' EQUITY                             10,190
                                                           ----------

        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY         $  198,533
                                                           ==========


   The accompanying notes are an integral part of this balance sheet

                       MEDIA FUSION, INC.
                  (A DEVELOPMENT STAGE COMPANY)

                     NOTES TO BALANCE SHEET

                        OCTOBER 25, 2002


NOTE 1:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Company Organization

Media Fusion, Inc. (the "Company") was organized under the laws of the State of Nevada on July 17, 2002.

Business

The Company is not engaged in any business operations at this time. Assuming that the Company can raise sufficient equity funding, the Company plans to research and develop its Electro-Resistive Magnetic Resonance Conversion ("ERMC") technology, with a view towards marketing the services or products produced by such research and development. The EMRC technology is designed to transmit voice, data, video and other signals along existing electrical power lines. If successful, the technology would enable the Company to compete with other companies that currently use wire, fiber optic cable, microwave, and satellite systems to transmit voice, data, video and other signals. In addition to transmission of signals, which is the main economic focus, the EMRC technology may solve the "last mile" problem, which is believed to be the primary obstacle to the delivery of advanced telecommunications capabilities to end users. Current satellite and other technologies allow for the worldwide transmission of voice, video and data signals to a central receiving site. The "last mile" problem is that of delivery of those transmissions from the central receiving site to the homes, businesses and other locations of consumers. The approach of the Company is to use existing electrical power grids, together with the EMRC technology, to make voice, video, and digital signals available to anyone with an electrical outlet. The application of its approach, if successful, is believed by the Company to be of worldwide importance in developed and undeveloped countries.

The right of the Company to use the EMRC technology is derived from a license agreement, dated September 25, 2002, with William "Luke" Stewart, who invented the technology. Mr. Stewart plans to file for a patent on such technology in the near future. Mr. Stewart has voting control of more than fifty percent (50%) of the outstanding common shares of the Company.

The license provides for a royalty on gross sales (less taxes and shipping charges) from products or services utilizing the licensed technology, in the amount of five percent (5%) the first $20,000,000 of yearly receipts and in the amount of one percent (1%) on receipts in excess of $20,000,000 in each year. The license provides for a minimum royalty of $25,000 for any year. The minimum royalty applies without regard to the actual volume of receipts from sales of products and services, but does not apply for any year prior to the calendar year 2003.

The term of the license is the period during which any patent or copyright related to the licensed technology is in effect.

No EMRC technology services or products have yet been produced. The Company plans to lease laboratory and administrative space in Montreal, Canada and Dallas, Texas, and believes it can initiate the appropriate research within a few months of receiving adequate financing.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period and disclosures of contingent assets and liabilities.
Actual results could differ from those estimates.



                        MEDIA FUSION, INC.
                  (A DEVELOPMENT STAGE COMPANY)

                      NOTES TO BALANCE SHEET

                         OCTOBER 25, 2002



NOTE 1:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounting for Long - Lived Assets

The Company has adopted Statement of Financial Accounting Standards No. 121, "Accounting For The Impairment of Long-Lived Assets and For Long-Lived Assets to Be Disposed Of". The Company reviews long-lived assets, certain identifiable assets and any goodwill related to those assets for impairment whenever circumstances and situations change such that there is an indication that the carrying amounts may not be recoverable. At October 25, 2002, the Company believes that there has been no impairment of its long-lived assets.

Income Taxes

The Company records income tax expense using the liability method of accounting for deferred income taxes. Under the liability method, deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial statement and income tax basis of the Company's assets and liabilities. An allowance is recorded when it is more likely than not that any or all deferred tax assets will not be realized. The provision for income taxes includes taxes currently payable, plus the net change during the accounting period in deferred tax assets and liabilities recorded by the Company.

License Agreements

As of September 25, 2002, the Company obtained the non-exclusive, worldwide rights to market EMRC technology products or services. The non-exclusive, worldwide rights, valued at $10,000, were obtained in exchange for the issuance of 52,750 shares of the Company's common stock to Mr. William "Luke" Stewart, and the assumption of $83,775 of liabilities from Transcendent Technologies, Inc., a company affiliated with Mr. Stewart. Due to the fact that the license agreement has an indefinite useful life, the license agreement is not subject to periodic amortization, but rather is tested annually for impairment and also to determine whether the assumption of an indefinite useful life is still valid. If the license agreement life is determined to have become limited, it is amortized prospectively over its remaining useful life; or, if the license agreement is deemed to be impaired, the impaired amount will be charged against operations.

Deferred Offering Cost

The Company has incurred substantial costs associated with its effort to secure equity financing which will be used in its research and development activities. The cost will be offset against monies raised through the sale of the Company's common stock. If the Company is not successful in selling its common stock, the cost will be charged against future operations.

NOTE 2:  RELATED PARTY TRANSACTIONS

The Company obtained a license agreement, which was valued at $10,000, from William "Luke" Stewart by issuing Mr. Stewart 52,750 shares of the Company's common stock and assuming $83,775 of liabilities from Transcendent Technologies, Inc., a company in which Mr. Stewart has a 52.9% ownership interest.



                       MEDIA FUSION, INC.
                  (A DEVELOPMENT STAGE COMPANY)

                     NOTES TO BALANCE SHEET

                        OCTOBER 25, 2002


NOTE 2:  RELATED PARTY TRANSACTIONS (CONTINUED)

The Company and Power Measurement Technologies, Inc., a related party through common ownership, were billed $209,137 for services rendered by the Pearce Law Firm. This bill was allocated pro-rata to each company. The principals of the Pearce Law Firm own 17,034 shares of the Company's common stock. In addition, the $83,775 liability assumed from Transcendent Technologies, Inc. was the result of professional services rendered by the Pearce Law Firm.

NOTE 3:  STOCKHOLDERS EQUITY

On September 9, 2002, the Sole Director of the Company approved the issuance of stock options to purchase 3,118 shares of the Company's common stock at a price of $0.10 per share. These stock options have an expiration date of September 5, 2005 and the exercise price and number of shares will be adjusted appropriately, based on adjustments of currently outstanding shares of the Company.

In a resolution agreement, effective as of October 2, 2002, by and among the Company, Power Measurement Technologies, Inc. ("PMT") and Transcendent Technologies, Inc., the Company and PMT are stated to be negotiating to merge into a third corporation, the name of which will ultimately be "Power Measurement & Communications, Inc." ("PM&C"). As part of this proposed merger, each shareholder of the Company and PMT will receive forty (40) shares of PM & C's common stock for each share currently held.

NOTE 4:  GOING CONCERN

The Company is still in its developmental stage in that it has not secured adequate equity financing to enable it to commence the required research and development activities for the EMRC technology. No products or services are yet available for marketing; therefore, the Company is unable to commence normal business activities.

The continued existence of the Company is solely dependent upon the securing of adequate funding for research and development purposes. The research and development must produce commercially viable products and services that can be marketed successfully to consumers.


Annex 5

                         OCEAN EXPRESS LINES, INC.

            PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
                               (UNAUDITED)


In December 2002, Ocean Express Lines, Inc. (the "Company") entered into a merger agreement whereby all of the outstanding shares of Media Fusion, Inc. will be exchanged for approximately 17,762,360 shares of the Company's $0.0001 par value common stock. Concurrently with the merger, Media Fusion, Inc. will attempt to sell 22,728 shares (a minimum of 9,091 shares must be sold to consummate the merger) of its $.001 par value common stock for $220.00 per share.

The unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2001 and the nine months ended September 30, 2002, gives pro forma effect to the merger and other adjustments, as described in the accompanying notes, as if they had occurred on January 1, 2001 and 2002, respectively. The Pro Forma Statements of Operations are based on the historical results of operations of the Company for the year ended December 31, 2001, and for the nine months ended September 30, 2002. The Pro Forma Condensed Combined Balance Sheet as of September 30, 2002 gives pro forma effect to the merger and stock sale as if they had occurred on that date. The Pro Forma Statements of Operations and the Pro Forma Condensed Combined Balance Sheet and the accompanying note should be read in conjunction with and are qualified by the historical financial statements of the Company included elsewhere herein, and the historical financial statements of Media Fusion, Inc. and notes thereto appearing elsewhere herein.

The Pro Forma Information is intended for informational purposes only and is not necessarily indicative of the future financial position or results of operations of the Company after the merger and stock sale, or the financial position or the results of operations of the Company that would have actually occurred had the merger and stock sale been effected as of the date or for the periods presented.



                        OCEAN EXPRESS LINES, INC.

                PRO FORMA COMBINED CONDENSED BALANCE SHEET

                           SEPTEMBER 30, 2002
                              (UNAUDITED)

                                ASSETS

                               Pro Forma   Media Fusion, Inc.             Pro Forma     Pro Forma
                   Media      Adjustments-  on a Pro Forma      The      Adjustments-   Combined
                Fusion Inc.(A) Stock Sale       Basis        Company(A)    Merger        Totals
               -------------  ------------  --------------  -----------  ----------  -------------
CURRENT ASSETS

  Cash          $      182     $5,000,160(D)  $       -      $        -   $        -   $        -
                         -      (545,424)(E)   4,454,918              -            -    4,454,918
                ----------     ----------     ----------     ----------   ----------   ----------
    TOTAL
    CURRENT
    ASSETS             182      4,454,736      4,454,918              -            -    4,454,918
                ----------     ----------     ----------     ----------   ----------   ----------

OTHER ASSETS
  License
   Agreements       93,775              -         93,775              -           -        93,775

  Deferred
   Offering
    Costs          104,576       (104,576)(E)          -              -            -            -
                ----------     ----------     ----------     ----------   ----------   ----------
TOTAL OTHER
 ASSETS            198,351       (104,576)       (93,775)             -            -       93,775
                ----------     ----------     ----------     ----------   ----------   ----------
TOTAL ASSETS    $  198,533     $4,350,160     $4,548,693     $        -   $        -   $4,548,693
                ==========     ==========     ==========     ==========   ==========   ==========

                                                      (CONTINUED)

                       OCEAN EXPRESS LINES, INC.

                PRO FORMA COMBINED CONDENSED BALANCE SHEET

                           SEPTEMBER 30, 2002
                              (UNAUDITED)

               LIABILITIES AND STOCKHOLDERS EQUITY (DEFICIT)

                               Pro Forma   Media Fusion, Inc.             Pro Forma     Pro Forma
                   Media      Adjustments-  on a Pro Forma      The      Adjustments-   Combined
                Fusion Inc.(A) Stock Sale       Basis        Company(A)    Merger        Totals
               -------------  ------------  --------------  -----------  ----------  -------------
CURRENT LIABILITIES
  Accounts
   Payable       $  188,343     $        -    $   188,343     $        -   $        -   $  188,343
  Due to
   Stockholders           -              -              -         11,688            -       11,688
                 ----------     ----------     ----------     ----------   ----------   ----------

  TOTAL
   LIABILITIES      188,343              -        188,343         11,688            -      200,031
                 ----------     ----------     ----------     ----------   ----------   ----------
STOCKHOLDERS'
  EQUITY(DEFICIT)
  Common Stock          179             23(D)         202          2,000       (1,800)(B)
                                                                                1,574 (B)    1,976
  Additional
   Paid-In
    Capital          10,011      5,000,137(D)           -              -            -            -
                                                                                1,800 (B)        -
                                                                               (1,574)(B)        -
                                                                             (234,413)(C)4,346,686
  Accumulated
   Deficit                -              -              -       (234,413)     234,413(C)         -
                 ----------     ----------     ----------     ----------   ----------   ----------
   TOTAL
    STOCKHOLDERS'
    EQUITY
     (DEFICIT)       10,190      4,350,160      4,360,350        (11,688)           -    4,348,662
                 ----------     ----------     ----------     ----------   ----------   ----------
   TOTAL
    LIABILITIES AND
     STOCKHOLDERS'
     EQUITY
      (DEFICIT) $  198,533     $4,350,160     $4,548,693     $        -   $        -   $4,548,693
                ==========     ==========     ==========     ==========   ==========   ==========

                      OCEAN EXPRESS LINES, INC.

            NOTES TO PRO FORMA COMBINED CONDENSED BALANCE SHEET

                          SEPTEMBER 30, 2002
                              (UNAUDITED)

(A)    The balance sheet amounts were obtained from the following:

       * The Company - Financial statements included in Form 10-QSB for the quarter ended September 30, 2002.
        * Media Fusion, Inc.- Audited balance sheets as of October 25, 2002

(B) The Company has entered into a merger agreement with Media Fusion, Inc., a Nevada Corporation. The agreement provides for the following:

        * The Company will effect a ten (10) for one (1) reverse stock split prior to the merger.

            Outstanding Shares at September 30, 2002          20,000,000
            Effect of Reverse Stock Split                             10
                                                              ----------
            Outstanding Shares Immediately Before Merger       2,000,000
            Par Value                                         $  x .0001
                                                              ----------
            New Par Value                                     $      200
            As Reported Par Value                                 (2,000)
                                                              ----------
            Required Adjustment                               $    (1,800)
                                                              ===========

      * The Company will exchange 88 shares of its common stock (approximately 17,762,360 shares) for each outstanding share of common stock of Media Fusion, Inc.

            Estimated Number of Shares to be Issued            17,762,360
            Par Value Per Share                                $ x  .0001
                                                               ----------
                                                               $    1,776

            Media Fusion, Inc. Par Value as Stated                   (202)
                                                               ----------
                Required Increase in Par Value                 $    1,574
                                                               ==========

(C) During the two year period ended December 31, 2001 and for the nine months ended September 30, 2002, the Company did not have operating activity therefore, the Company will be treated as a shell company. The management and stockholders of the new subsidiary will gain actual and effective operating control of the Company subsequent to the merger; therefore, the merger will be accounted for as a reverse acquisition except that no goodwill or other intangibles will be recognized. This transaction is equivalent to the issuance of stock by the new subsidiary (the private company) for the net assets of the Company, accompanied by a recapitalization. The historical losses of the Company are reclassified to additional paid-in capital.

                       OCEAN EXPRESS LINES, INC.

             NOTES TO PRO FORMA COMBINED CONDENSED BALANCE SHEET

                          SEPTEMBER 30, 2002
                             (UNAUDITED)


(D) Prior to the merger with the Company, Media Fusion, Inc. will attempt to sell 22,728 shares (assumed maximum issuance) of its common stock at a price of $220.00 per share. The sale of the stock will be reflected as follows:
            Sale Price                                        $    220.00
            Number of Shares of Common Stock to be Sold          x 22,728
                                                              ----------
            Estimated Gross Proceeds                          $ 5,000,160
                                                              ===========

            Par Value @ $.001 Per Share                       $        23
            Additional Paid-In Capital                          5,000,137
                                                              ----------
                                                              $ 5,000,160
                                                              ===========

(E) The estimated offering costs are $650,000 (assumed maximum issuance) At October 25, 2002, Media Fusion, Inc. had incurred $104,576 of offering costs:

            Estimated Offering Costs                         $  650,000
            Deferred Offering Costs at
             October 25, 2002                                  (104,576)

            Additional Offering Costs to be Incurred         $  545,424
                                                             ==========


                                     OCEAN EXPRESS LINES, INC.

                              PRO FORMA CONDENSED STATEMENTS OF OPERATIONS

                                 FOR THE YEAR ENDED DECEMBER 31, 2001
                                             (UNAUDITED)

                       Media                                   Pro Forma
                      Fusion,         The                     Adjustments-    Pro Forma
                      Inc.(A)      Company(A)      Total        Merger         Totals
                   -------------  ------------   -----------   -------------   -------------
REVENUES             $        -    $        -     $        -     $        -     $        -

EXPENSES                      -        (4,063)        (4,063)         4,063(B)           -
                     ----------    ----------     ----------     ----------     ----------
    NET LOSS         $        -    $   (4,063)    $   (4,063)    $    4,063     $        -
                     ==========    ==========     ==========     ==========     ==========

BASIC LOSS PER
  SHARE                      NA    $    (0.00)                                  $    (0.00)
                     ==========    ==========                                   ==========

WEIGHTED AVERAGE
  NUMBER OF
  COMMON SHARES
  OUTSTANDING        17,762,360(D)  2,000,000(C)                                19,762,360
                     ==========    ==========                                   ==========

                                     OCEAN EXPRESS LINES, INC.

                              PRO FORMA CONDENSED STATEMENTS OF OPERATIONS

                               FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
                                             (UNAUDITED)

                      Media           The                    Adjustments-  Pro Forma
                   Fusion, Inc.(A)  Company(A)     Total        Merger      Totals
                   -------------  ------------  -----------  ----------  -------------
REVENUES             $        -    $        -     $        -     $        -   $        -

EXPENSES                      -        (4,248)        (4,248)         4,248(B)         -
                     ----------    ----------     ----------     ----------   ----------
    NET LOSS         $        -    $   (4,248)    $   (4,248)    $   (4,248)  $        -
                     ==========    ==========     ==========     ==========   ==========

BASIC LOSS PER
  SHARE                      NA    $    (0.00)                                $    (0.00)
                     ==========    ==========                                 ==========

WEIGHTED AVERAGE
  NUMBER OF
  COMMON SHARES
  OUTSTANDING        17,762,360(D)  2,000,000(C)                              19,762,360
                     ==========    ==========                                 ==========

<page 96

                       OCEAN EXPRESS LINES, INC.

                 NOTES TO PRO FORMA CONSOLIDATING CONDENSED

                          STATEMENTS OF OPERATIONS

                 FOR THE YEAR ENDED DECEMBER 31, 2001 AND
               FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
                                (UNAUDITED)



(A) The results of operations reflected in the pro forma statements of operations for the Company were obtained from Amendment No. 1 to Form 10-SB filed September 3, 2002 and from Form 10-QSB for the quarter ended September 30, 2002.

     Media Fusion, Inc. had no operating activity for the year ended December 31, 2001 or for the period January 1, 2002 to October 25, 2002.

(B) At such time as the merger is completed, the management and shareholders of Media Fusion will gain actual and effective operating control of the Company; therefore, the merger will be accounted for as a reverse acquisition and the Company's pre-merger operations will be eliminated against additional paid-in capital.

(C) The effect of the ten (10) for one (1) reverse stock split reduced the outstanding number of common shares from 20,000,000 to 2,000,000 in the pro forma statements of operations.

(D) Outstanding shares represent the number of shares to be issued by the Company upon the consummation of the proposed merger:

                        Outstanding                                         Pro Forma
                       Common Shares    Pro Forma   Pro Forma   Exchange   Outstanding
                      October 25, 2002  Stock Sale   Totals       Rate    Common Shares
                         ----------     ----------  ----------  ----------  ----------
Media Fusion, Inc.          179,117         22,728     201,845    88 to 1   17,762,360
                         ==========     ==========  ==========  ==========  ==========

Annex 6

                      NEVADA REVISED STATUTES
                     NRS 92A.300 - NRS 92A.500


      NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

      NRS 92A.305 "Beneficial stockholder" defined. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

      NRS 92A.310 "Corporate action" defined. "Corporate action" means the action of a domestic corporation.

      NRS 92A.315 "Dissenter" defined. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

      NRS 92A.320 "Fair value" defined. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

      NRS 92A.325 "Stockholder" defined. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

      NRS 92A.330 "Stockholder of record" defined. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

      NRS 92A.335 "Subject corporation" defined. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

      NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.


      NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

      NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

      NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

      1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

      2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

      NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

      1. Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

      (a) Consummation of a plan of merger to which the domestic corporation is a constituent entity:

             (1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or

             (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

      (b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be acquired, if his shares are to be acquired in the plan of exchange.

      (c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

      2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

      NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

      1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

      (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

      (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

             (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:

                   (I) The surviving or acquiring entity; or

                   (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or

             (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph
(b).

      2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.


      NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

      1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

      2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

      (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

      (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

      NRS 92A.410 Notification of stockholders regarding right of dissent.
      1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

      2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

      NRS 92A.420 Prerequisites to demand for payment for shares.

      1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

      (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

      (b) Must not vote his shares in favor of the proposed action.

      2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

      NRS 92A.430 Dissenter's notice: Delivery to stockholders entitled to assert rights; contents.

      1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

      2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

      (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

      (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

      (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

      (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

      (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.


      NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.

      1.  A stockholder to whom a dissenter's notice is sent must:
      (a) Demand payment;

      (b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

      (c) Deposit his certificates, if any, in accordance with the terms of the notice.

      2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

      3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.


      NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

      1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

      2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.


      NRS 92A.460 Payment for shares: General requirements.
      1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

      (a) Of the county where the corporation's registered office is located;
or

      (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

      2.  The payment must be accompanied by:

      (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

      (b) A statement of the subject corporation's estimate of the fair value of the shares;

      (c) An explanation of how the interest was calculated;

      (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

      (e) A copy of NRS 92A.300 to 92A.500, inclusive.


      NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter's notice.

      1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

      2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.


      NRS 92A.480 Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate.

      1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

      2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.


      NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

      1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

      2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

      3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

      4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

      5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

      (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

      (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.


      NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.

      1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

      2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

      (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

      (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

      3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

      4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

      5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.